                                                                  EXHIBIT 10.16

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                        POOLING AND SERVICING AGREEMENT

                           dated as of June 27, 1997

                                     among

                    WISCONSIN CIRCLE II FUNDING CORPORATION,
                                 as Transferor,


                             HCFP FUNDING II, INC.,
                                  as Servicer,


                                      and

                        FIRST BANK NATIONAL ASSOCIATION,
                                   as Trustee

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

                               TABLE OF CONTENTS
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ARTICLE I
DEFINITIONS
  SECTION 1.1   Definitions...............................................   1

ARTICLE II
CONVEYANCE OF ASSETS
  SECTION 2.1   Creation of the Trust: Conveyance of Certain Assets.......   1
  SECTION 2.2   Acceptance by Trustee.....................................   3
  SECTION 2.3   Delivery of Related Security Documents....................   3
  SECTION 2.4   Representations and Warranties of Transferor Relating to
                  the Transferred Assets..................................   3
  SECTION 2.5   No Assumption of Obligations Relating to Receivables,
                  Related Transferred Assets or Obligor Loan Agreements...   4

ARTICLE III
ADMINISTRATION, SERVICING AND VERIFICATION
  SECTION 3.1   Acceptance of Appointment; Other Matters..................   4
  SECTION 3.2   Duties of Servicer and Transferor.........................   5
  SECTION 3.3   Reserved..................................................   7
  SECTION 3.4   Compensation of Servicer..................................   8
  SECTION 3.5   Records of Servicer and Reports to be Prepared by
                  Servicer................................................   8
  SECTION 3.6   Monthly Servicer's Certificate............................  10
  SECTION 3.7   Servicing Report of Independent Public Accountants........  10
  SECTION 3.8   Rights of Trustee.........................................  10
  SECTION 3.9   Ongoing Responsibilities of Servicer......................  11
  SECTION 3.10  Further Action Evidencing Transfers.......................  11

ARTICLE IV
RIGHTS OF CERTIFICATEHOLDERS; ALLOCATIONS
  SECTION 4.1   Rights of Certificateholders..............................  12
  SECTION 4.2   Establishment of Transaction Accounts.....................  13
  SECTION 4.3   Trust-Level Calculations and Funds Allocations............  14
  SECTION 4.4   Interest; Additional Amounts..............................  14
  SECTION 4.5   Periodic Calculations and Allocations.....................  14
  SECTION 4.6   Allocations During Revolving Period.......................  15
  SECTION 4.7   Allocations of Allocable Funds (Other than During the
                  Revolving Period).......................................  15
  SECTION 4.8   Withdrawals from the Purchase Account.....................  16
  SECTION 4.9   Investment of Funds in Transaction Accounts...............  16
  SECTION 4.10  Attachment of Transaction Accounts........................  16

ARTICLE V
DISTRIBUTIONS AND REPORTS

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                                      (i)
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  SECTION 5.1   Distributions.............................................  17
  SECTION 5.2   Payments in Respect of Transferor Certificate.............  17
  SECTION 5.3   Weekly Reports and Monthly Reports........................  18
  SECTION 5.4   Annual Tax Information....................................  18
  SECTION 5.5   Periodic Perfection Certificate...........................  18

ARTICLE VI
THE CERTIFICATES
  SECTION 6.1   The Certificates..........................................  18
  SECTION 6.2   Authentication of Certificates............................  19
  SECTION 6.3   Registration of Transfer and Exchange of Certificates.....  19
  SECTION 6.4   Mutilated, Destroyed, Lost or Stolen Certificates.........  22
  SECTION 6.5   Persons Deemed Owners.....................................  22
  SECTION 6.6   Appointment of Paying Agent...............................  22
  SECTION 6.7   Access to List of Certificateholders'
                  Names and Addresses.....................................  23
  SECTION 6.8   Authenticating Agent......................................  23
  SECTION 6.9   Tax Treatment.............................................  25
  SECTION 6.10  Issuance of Additional Series of Certificates.............  25
  SECTION 6.11  Optional Redemption of Investor Interests.................  27
  SECTION 6.12  Rule 144A.................................................  27
  SECTION 6.13  Optional Call.............................................  27

ARTICLE VII
TRANSFEROR
  SECTION 7.1   Representations and Warranties of Transferor Relating to
                  Transferor and the Transaction Documents................  27
  SECTION 7.2   Covenants of Transferor...................................  30
  SECTION 7.3   Indemnification by Transferor.............................  34

ARTICLE VIII
SERVICER
  SECTION 8.1   Representations and Warranties of Servicer................  35
  SECTION 8.2   Covenants of Servicer.....................................  36
  SECTION 8.3   Merger or Consolidation of or Assumption of the
                  Obligations of, Servicer................................  37
  SECTION 8.4   Indemnification by Servicer...............................  37
  SECTION 8.5   Servicer Liability........................................  38
  SECTION 8.6   Limitation on Liability of Servicer and Others............  38

ARTICLE IX
EARLY AMORTIZATION EVENTS; TERMINATION BY SELLER
  SECTION 9.1   Early Amortization Events.................................  38
  SECTION 9.2   Early Amortization Period.................................  40
  SECTION 9.3   Remedies..................................................  40
  SECTION 9.4   Additional Rights Upon the Occurrence of Certain Events...  41

ARTICLE X
SERVICER DEFAULTS

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                                     (ii)
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  SECTION 10.1  Servicer Defaults.........................................  42
  SECTION 10.2  Trustee to Act; Appointment of Successor..................  43
  SECTION 10.3  Notification of Servicer Default, Notification of
                  Appointment of Successor Servicer.......................  45
  SECTION 10.4  Waiver of Servicer Defaults...............................  45

ARTICLE XI
TRUSTEE
  SECTION 11.1  Duties of Trustee.........................................  45
  SECTION 11.2  Certain Matters Affecting Trustee.........................  48
  SECTION 11.3  Limitation on Liability of Trustee........................  49
  SECTION 11.4  Trustee May Deal with Other Parties.......................  50
  SECTION 11.5  Eligibility Requirements for Trustee......................  50
  SECTION 11.6  Resignation or Removal of Trustee.........................  51
  SECTION 11.7  Successor Trustee.........................................  51
  SECTION 11.8  Merger or Consolidation of Trustee........................  52
  SECTION 11.9  Appointment of Co-Trustee or Separate Trustee.............  52
  SECTION 11.10 Tax Returns...............................................  53
  SECTION 11.11 Trustee May Enforce Claims Without Possession of
                  Certificates............................................  54
  SECTION 11.12 Suits for Enforcement.....................................  54
  SECTION 11.13 Rights of Required Person to Direct Trustee...............  54
  SECTION 11.14 Representations and Warranties of Trustee.................  54
  SECTION 11.15 Maintenance of Office or Agency...........................  55

ARTICLE XII
TERMINATION
  SECTION 12.1  Termination of Trust......................................  55
  SECTION 12.2  Final Distribution........................................  56
  SECTION 12.3  Rights Upon Termination of the Trust......................  57
  SECTION 12.4  Optional Repurchase of Investor Interests.................  57

ARTICLE XIII
MISCELLANEOUS PROVISIONS
  SECTION 13.1  Amendment, Waiver, Consents of Required Person, Etc.......  58
  SECTION 13.2  Actions by Certificateholders.............................  59
  SECTION 13.3  Limitation on Rights of Certificateholders................  59
  SECTION 13.4  Governing Law.............................................  60
  SECTION 13.5  Notices...................................................  60
  SECTION 13.6  Severability of Provisions................................  61
  SECTION 13.7  Certificates Nonassessable and Fully Paid.................  61
  SECTION 13.8  Nonpetition Covenant......................................  61
  SECTION 13.9  No Waiver; Cumulative Remedies............................  61
  SECTION 13.10 Counterparts..............................................  61
  SECTION 13.11 Third-Party Beneficiaries.................................  61
  SECTION 13.12 Integration...............................................  62
  SECTION 13.13 Binding Effect; Assignability; Survival of Provisions.....  62
  SECTION 13.14 Recourse to Transferred Assets............................  62
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                                     (iii)

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  SECTION 13.15 Submission to Jurisdiction................................  62
  SECTION 13.16 Waiver of Jury Trial......................................  62
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                                     (iv)

     This POOLING AND SERVICING AGREEMENT, dated as of June __, 1997 (this "Agreement"), is made among WISCONSIN CIRCLE II FUNDING CORPORATION, a Delaware corporation ("Transferor"), HCFP FUNDING II, INC., a Delaware corporation, in its capacity as initial Servicer hereunder ("Servicer"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association ("Trustee").


                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1  Definitions.   Capitalized terms used in this Agreement have
                  -----------
the meanings that Appendix A assigns to them, and this Agreement shall be
                  ----------
interpreted in accordance with Part B of Appendix A.
                                         ----------


                                   ARTICLE II
                              CONVEYANCE OF ASSETS

     SECTION 2.1  Creation of the Trust: Conveyance of Certain Assets.
                  ---------------------------------------------------

     (a) Transferor hereby transfers, assigns, sets over, grants and otherwise conveys to Trustee, in its capacity as representative of the Certificateholders, without recourse (except as expressly provided herein), all of its right, title and interest in, to and under, (i) all Receivables that have been or are hereafter transferred or purported to be transferred (whether by sale or contribution) by Seller to Transferor, (ii) all Related Assets, (iii) all of Transferor's rights under the Transaction Documents (the property described in clauses (ii) and (iii) being called the "Related Transferred Assets"), (iv) all
------------     -----
funds from time to time on deposit in each of the Transaction Accounts and other proceeds of the foregoing and, in each case, all certificates and instruments, if any, from time to time evidencing such funds, all investments made with such funds, all claims thereunder or in connection therewith and all interest, dividends, monies, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing and (v) all moneys due or to become due and all amounts received or receivable with respect to any of the foregoing and all proceeds of the foregoing. Such property, whether now existing or hereafter acquired, shall constitute the assets of the Trust (collectively, the "Transferred Assets"). The foregoing transfer, assignment, setover, grant and conveyance shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, setover and conveyance shall be construed accordingly.

     (b) In connection with the transfer described in subsection (a), with
                                                      --------------
respect to the Eligible STL Receivables the Transferor shall deliver to the Trustee the Mortgage File described in Section 2.3 hereof for each Purchased
                                       -----------
Receivable and all escrowed funds held by the Transferor with respect to such Receivables and with respect to Eligible ABL Receivables and Eligible SDWW Receivables, the Trustee shall record and file or cause to be recorded and filed, at Transferor's expense, Public Notices with respect to the Transferred Assets meeting the requirements, if any, of applicable law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Transferred Assets to the Trust. In connection with the transfer described in subsection (a), Transferor further agrees to deliver to Trustee each
   --------------
Transferred Asset (including any original documents or instruments included in the Related Security Documents as are necessary to effect such transfer) in which the transfer of an interest is perfected under the UCC or otherwise by possession. Transferor shall deliver each such Transferred Asset to Trustee, at the expense of Transferor, immediately upon the transfer of any such Transferred Asset to Trustee pursuant to subsection (a).
                                         --------------

     (c) In connection with the transfer described above in subsection (a), with
                                                            --------------
respect to Eligible ABL Receivables and Eligible SDWW Receivables Servicer shall, on behalf of Transferor, on or prior to each Subsequent Closing Date, deliver a copy of Seller's and Buyer's records evidencing the Receivables to Trustee and shall mark such records and related Obligor Loan Agreements with the following legend:

     THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO WISCONSIN CIRCLE II FUNDING CORPORATION ("BUYER") PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JUNE 25, 1997, BETWEEN HEALTHCARE FINANCIAL FUNDING II, L.P. AND BUYER; AND SUCH RECEIVABLES HAVE BEEN TRANSFERRED TO THE STL 1997-1 TRUST PURSUANT TO A POOLING AND SERVICING AGREEMENT, DATED AS OF THE SAME DATE, AMONG BUYER, AS TRANSFEROR, HEALTHCARE FINANCIAL PARTNERS, INC. AS THE INITIAL SERVICER, AND FIRST BANK NATIONAL ASSOCIATION, AS TRUSTEE.

     (d) Upon the request of Transferor, Trustee will cause Certificates in authorized denominations evidencing the entire interest in the Trust to be duly authenticated and delivered to or upon the order of Transferor pursuant to
Section 6.2.  Pursuant to the Transferor Certificate, Transferor shall be
-----------
entitled to receive payments for the Certificates at the times and in the amounts specified in the related Certificate Purchase Agreements executed from time to time.

     (e) If the transfer, assignment, set-over, grant and conveyance described in subsection (a) of this Section 2.1 are deemed to create a security interest
    --------------         -----------
in the property described therein, Transferor hereby grants to Trustee, for the benefit of Trustee and the Certificateholders, a lien on and security interest in that property, whether now owned or hereafter acquired (which shall be deemed to be a first priority perfected lien and security interest and shall secure Transferor's obligations under the Transaction Documents and the Certificates), and agrees that this Agreement shall constitute a security agreement under applicable law.

     In connection with each transfer, Transferor shall provide Trustee with a listing of all Receivables and Related Assets being transferred on such Subsequent Closing Date, the Records with respect thereto, any required Public Notices and the actions and/or documentations by which the Trustee shall receive an ownership interest in such Transferred Assets or a valid and perfected first priority security interest in such Transferred Assets. The Trustee may relay on such listing, or may, in its sole discretion seek and rely upon the advice of its own counsel.

     SECTION 2.2  Acceptance by Trustee.  Trustee hereby acknowledges its
                  ---------------------
acceptance on behalf of the Trust of all right, title and interest to the Transferred Assets and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders, on the terms and subject to the conditions hereinafter set forth.

     SECTION 2.3  Delivery of Related Security Documents.  Each Mortgage File
                  --------------------------------------
delivered pursuant to Section 2.1 hereof shall consist of the documents
                      -----------
described in Section 1.7 of the Purchase and Sale Agreement.
             -----------

     SECTION 2.4  Representations and Warranties of Transferor Relating to the
                  ------------------------------------------------------------
Transferred Assets.
------------------

     (a) Representations and Warranties. At the time that any Receivable or other Transferred Asset is transferred by Transferor to the Trust, Transferor hereby represents and warrants that:

         (i)  Quality of Title.

              (A) Immediately before each transfer to be made by Transferor hereunder, each Receivable and other Transferred Asset that was then to be transferred to the Trust hereunder was owned by Transferor free and clear of any Adverse Claim (other than any Permitted Adverse Claim); and on or before the Closing Date, Transferor made, or caused to be made, all filings and took all other action under applicable law in each relevant jurisdiction in order to protect and perfect or permit the Trustee to protect and perfect the Trust's interest in such Receivables and such Transferred Assets against all creditors of, and purchasers from, Transferor and Seller.

              (B) Each transfer of Receivables and other Transferred Assets by Transferor to the Trust pursuant to this Agreement constitutes a valid transfer and assignment to Trustee of all right, title and interest of Transferor in such Receivables and other Transferred Assets, free and clear of any Adverse Claim (other than any Permitted Adverse Claim), and constitutes either an absolute transfer of such property to the Trust or a grant of a first priority perfected security interest in such property to the Trust. Whenever the Trust accepts a transfer of a Receivable or other Transferred Asset hereunder, it shall have acquired ownership of or a valid and perfected first priority security interest in such Receivable or other Transferred Asset free and clear of any Adverse Claim (other than any Permitted Adverse Claim).

              (C) No effective Public Notice that covers all or part of any Transferred Asset is on file in any recording office except such as may be filed (i) in favor of Seller in accordance with the Obligor Loan Agreements,
    (ii) in favor of Transferor pursuant to the Purchase Agreement and (iii) in favor of Trustee, for the benefit of the Investor Certificateholders, in accordance with this Agreement.

              (D) Transferor is, and after the consummation of the transactions contemplated by this Agreement, will be Solvent.

        (ii) Approvals. With respect to each Receivable and other Transferred Asset, all consents, licenses, approvals or authorizations of, or notices to or registrations, declarations or filings with, any Governmental Authority or other Person required to be obtained, effected or made by Transferor in connection with the conveyance of the Receivable and other Transferred Asset by Transferor to the Trust, have been duly obtained, effected or given and are in full force and effect.

       (iii) Eligible Receivables. On the date on which Transferor transfers a Receivable to the Trust, such Receivable is an Eligible Receivable.

    (b) Notice of Breach. The representations and warranties set forth in subsection (a) shall survive the transfer of the Receivables and the other
--------------
Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the representations and warranties set forth in subsection (a), the party discovering the breach shall give written notice to
--------------
the other parties to this Agreement and the Required Person within three Business Days following the discovery. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(h).
                                                  ---------------

    SECTION 2.5  No Assumption of Obligations Relating to Receivables, Related
                 -------------------------------------------------------------
Transferred Assets or Obligor Loan Agreements.  The transfer, assignment, set
---------------------------------------------
over, grant and conveyance described in Section 2.1 does not constitute and is
                                        -----------
not intended to result in a creation or an assumption by the Trust, Trustee or any Investor Certificateholder of any obligation of Servicer, Transferor, Seller or any other Person in connection with the Receivables or the Related Transferred Assets or under the related Obligor Loan Agreements or any other agreement or instrument relating thereto. None of Trustee, the Trust or any Investor Certificateholder shall have any obligation or liability to any Obligor.


                                  ARTICLE III
                   ADMINISTRATION, SERVICING AND VERIFICATION
    SECTION 3.1  Acceptance of Appointment; Other Matters.
                 ----------------------------------------

    (a) Designation of Servicer. The collection of the Receivables and the Related Assets shall be conducted, under the supervision and monitoring of the Person designated as Servicer hereunder from time to time. Servicer shall service and administer the Receivables and the Related Transferred Assets. Until Trustee gives a Termination Notice to Servicer pursuant to Section 10.1,
                                                                 ------------
HCFP Funding II, Inc. is designated (and agrees to act) as Servicer.

    (b) Delegation of Certain Servicing Activities. In the ordinary course of business, Servicer may at any time delegate its duties hereunder with respect to the Receivables and the Related Transferred Assets to any Person. Each Person to whom any such duties are delegated in accordance with this Section is called a "Sub-Servicer". Notwithstanding any such delegation, Servicer shall remain liable for the performance of all duties and obligations of Servicer pursuant to the terms of this Agreement and the other Transaction Documents. The fees and expenses of any Sub-Servicers shall be as agreed between Servicer and the Sub-Servicers from time to time and none of the Trust, Trustee or any Certificateholder shall have any responsibility therefor. Upon any termination of a Servicer pursuant to Section 10.1, all Sub-Servicers designated pursuant to
                          ------------
this subsection by such Servicer shall automatically also be terminated.

    (c) Termination. The designation of Servicer (and each Sub-Servicer) under this Agreement shall automatically terminate upon termination of the Trust pursuant to Section 12.1.
            ------------

    (d) Resignation of Servicer. Servicer shall not resign as Servicer unless it determines that (i) the performance of its duties is no longer permissible under applicable law and (ii) there is no reasonable action that it could take to make the performance of its duties permissible under applicable law. If Servicer determines that it must resign for the reasons stated above, it shall, prior to the tendering of its resignation, deliver to Trustee an Opinion of Counsel confirming the satisfaction of the conditions set forth in the preceding sentence. No resignation by Servicer shall become effective until Trustee or another Successor Servicer shall have assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 10.2.
                                                             ------------
Trustee shall give prompt notice to the Required Person of the appointment of any Successor Servicer.

    SECTION 3.2  Duties of Servicer and Transferor.
                 ---------------------------------

    (a) Duties of Servicer in General. Servicer shall service and administer the Receivables and the Related Transferred Assets and shall monitor and supervise the collection of the Receivables and the Related Transferred Assets. Servicer shall pay all expenses associated with the enforcement and collection of the Receivables, including without limitation all Servicing Advances.
Subject to the terms and provisions of this Agreement, Servicer shall have full power and authority, acting alone or through any Sub-Servicer, to do any and all things in connection with such monitoring, supervision, servicing and administering that it may deem necessary or appropriate. Trustee shall execute and deliver to Servicer any powers of attorney or other instruments or documents that are prepared by Servicer and stated in an Officer's Certificate to be, and shall furnish Servicer with any documents in its possession, necessary or appropriate to enable Servicer to carry out its duties. Servicer shall exercise at least the same care and apply the same policies with respect to the collection and servicing of the Receivables and the Related Transferred Assets that it would exercise and apply if it were a prudent person owning and servicing such Receivables and Related Transferred Assets for its own account, all in substantial compliance with applicable law and in accordance with the applicable Credit and Collections Policy in the form of Exhibit G.
                                                        ---------

    Servicer shall take or cause to be taken (and shall cause each Sub-Servicer (if any) to take or cause to be taken) all such actions as Servicer deems necessary or appropriate to collect or cause to be collected each Receivable and Related Transferred Asset, all in substantial compliance with applicable law, the standard of care described in the prior paragraph and the applicable Credit and Collections Policy.

    Without limiting the generality of the foregoing and subject to the next preceding paragraph and Section 10.1, Servicer or its designee is hereby
                        ------------
authorized and empowered, unless such power and authority is revoked by Trustee on account of the occurrence of a Servicer Default, (i) to instruct Trustee to make withdrawals and payments from the Transaction Accounts as set forth in this Agreement, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Related Transferred Assets, (iii) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or appropriate to comply with any Federal or state securities laws or reporting requirements or other laws or regulations, and (iv) to the extent permitted under and in compliance with the Credit and Collections Policy and with all applicable laws, rules, regulations, judgments, orders and decrees of courts and other Governmental Authorities (whether Federal, state, local or foreign) and all other tribunals, to commence or settle, collection proceedings with respect to the Receivables and otherwise to enforce the rights and interests of the Trust and the Certificateholders in, to and under the Receivables or Related Transferred Assets (as applicable). Trustee shall cooperate in the giving of any releases as shall be reasonably requested by Servicer.

    (b) Identification and Transfer of Collections. Servicer shall cause Collections and all other Transferred Assets that consist of cash or cash equivalents to be deposited into the Transaction Accounts pursuant to the terms and provisions of Section 3.3 and Article IV. Following discovery by Servicer
                  -----------     ----------
that collections of any receivable or other asset that is not a Collection of a Purchased Asset, any other Transferred Asset have been deposited into or any Transaction Accounts, Servicer shall cause all such collections to be segregated, apart and in different accounts, from the Transaction Accounts. Servicer and, to the extent applicable, Trustee shall hold all such funds in trust, separate and apart from such Person's other funds. On each Business Day, after such misdirected collections have been reasonably identified by Servicer to Trustee, Servicer shall instruct Trustee to, and Trustee shall, turn over to the appropriate Bank, Seller or other applicable Related Person (or their designees) all such misdirected collections less all reasonable and appropriate out-of-pocket costs and expenses, if any, incurred by Servicer or Trustee in collecting and otherwise administering such amounts.

    Following notification from a Bank that any item earlier paid to the Master Collection Account has been returned or is uncollected and that such Bank has not been otherwise reimbursed pursuant to the terms of the applicable Bank Account Agreement from any amounts it credited to the relevant Bank Account and that were otherwise to be transferred to the Master Collection Account, Servicer shall instruct Trustee to, and Trustee shall, turn over to such Bank Collections in such amount from Collections on deposit in the Master Collection Account.

    (c) Modification of Receivables. So long as no Servicer Default shall have occurred and be continuing, Servicer may adjust, in accordance with Sections
                                                                    --------
3.2(a) and 3.2(f) and the Collections Policy, the Unpaid Balance of any
-----------------
Receivable, or otherwise modify the terms of any Receivable, all as it may determine to be appropriate to maximize collection thereof. Servicer shall, or shall cause the applicable Sub-Servicer to, write-off Receivables from time to time in accordance with the Credit and Collections Policy.

    (d) Identification of Eligible Receivables; Verification Procedures; Verification Notices. Servicer will establish and maintain such procedures (the "Verification Procedures") as are necessary for determining on each Subsequent Closing Date, and otherwise weekly, whether each Receivable qualifies as an Eligible Receivable, and for identifying weekly all Receivables among Purchased Assets that are not Eligible Receivables. Without limiting the generality of the foregoing, the Verification Procedures shall include the following:

        (1) verifying that each Receivable is an Eligible Receivable and producing and delivering to Servicer and the Trustee [RATED CALL DETAIL TAPES] of all Eligible Receivables;

        (2) including with each Purchase Report a notice accompanying such report (a "Verification Notice") containing information that shows whether, and to what extent, the Receivables described in such Monthly Report or Purchase Report are Eligible Receivables and any other variances discovered by Servicer in its performance of the Verification Procedures.

    (e) Grant of Power of Attorney.  Transferor and Trustee hereby each grant to Servicer a power of attorney, with full power of substitution, to take in the name of Transferor and Trustee all steps that are necessary or appropriate to endorse, negotiate, deposit or otherwise realize on any writing of any kind held or transmitted by Transferor or transmitted or received by Trustee (whether or not from Transferor) in connection with any Receivable or Related Transferred Asset; provided, however, that without Trustee's prior written consent, Servicer may not take any action pursuant to this Section 3.2(f) that would have the effect of joining Trustee to any litigation. The power of attorney that Transferor and Trustee have granted to Servicer may be revoked by Trustee, and shall be revoked by Transferor, on the date on which Trustee shall be entitled to exercise the powers granted to Trustee pursuant to Section 3.8(a). In
                                                      --------------
exercising its power granted hereby, Servicer shall take directions from Trustee, if any, arising out of the exercise of the rights granted under Section
                                                                         -------
11.14.
-----

     (f) Turnover of Collections. If Servicer, Transferor or any of their respective agents or representatives shall at any time receive any cash, checks or other payments constituting Collections, such recipient shall segregate such payments and hold such payments in trust for Trustee and shall, promptly upon receipt (and in any event within one Business Day following receipt), remit all such cash, checks and other payments, duly endorsed or with duly executed instruments of transfer, if applicable, to the Master Collection Account.

     (g) Semi-Annual Statement as to Compliance. Servicer will deliver to Trustee and the Required Person no later than 45 days after the end of each semi-annual fiscal period (commencing with the 6-month period ended September 30, 1997), an Officer's Certificate, substantially in the form of Exhibit F,
                                                                  ---------
stating, as to each signer thereof, that (i) a review of the activities of Servicer during the preceding 6-month period and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued.

     SECTION 3.3    Reserved.
                    --------

     SECTION 3.4    Compensation of Servicer.
                    ------------------------

     (a) As full compensation for its servicing activities hereunder, and in consideration for Servicer's incurring expenses associated with the enforcement and collection of the Receivables, Servicer shall be entitled to receive a monthly servicing fee (the "Servicing Fee") in respect of each Series, payable in arrears on each Distribution Date in respect of each Distribution Period (or portion thereof) during which that Series is outstanding.

     The Servicing Fee payable for any Distribution Period with respect to any Series shall be equal to one-twelfth of the product of (a) 0.75% multiplied by
(b) the aggregate Unpaid Balance of the Receivables as measured on the first Business Day of that Distribution Period. The fees, costs and expenses of Trustee, the Paying Agent, any authenticating agent, the Banks and the Transfer Agent and Registrar, and certain other costs and expenses payable from the Servicing Fee pursuant to other provisions of this Agreement, and all other fees and expenses that are not expressly stated in this Agreement to be payable by the Trust or Transferor, other than Federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, of the Trust, shall be paid out of the Servicing Fee and shall be paid by Servicer from the funds that constitute the Servicing Fee.

     SECTION 3.5    Records of Servicer and Reports to be Prepared by Servicer.
                    ----------------------------------------------------------

     (a) Keeping of Records and Books of Account. Servicer shall maintain at all times accurate and complete books, records and accounts relating to the Receivables, other Transferred Assets and Obligor Loan Agreements of Seller and all Collections thereon in which timely entries shall be made. Servicer shall, or shall cause each Sub-Servicer to, maintain and implement administrative and operating procedures (including an ability to generate duplicates of Records evidencing Receivables and the other Transferred Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that Servicer deems reasonably necessary for the collection of all Receivables and Related Transferred Assets. Upon the request of Trustee or any Required Person after the occurrence and continuance of a Servicer Default, Servicer will deliver copies of all books and records maintained pursuant to this Section 3.5(a) to such Trustee or Required
                                    --------------
Person.

     (b) Receivables Reviews. Servicer, any Sub-Servicer and Transferor (for purposes of this paragraph, the "Reviewed Party") shall, during regular business hours, permit Trustee (or such other Person whom Trustee may designate from time to time), any Required Person or their respective agents or representatives (including certified public accountants or other auditors, attorneys), whenever such Person deems it appropriate, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of the Reviewed Party, including the related Obligor Loan Agreements and other agreements related thereto, and (ii) to visit the offices and properties of the Reviewed Party for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to
                            ----------
the Receivables or the Related Transferred Assets or the performance by the Reviewed Party of their respective obligations under any Transaction Document with any Authorized Officer of the Reviewed Party or with employees of the Reviewed Party having knowledge of such matters. Each review of a Reviewed Party shall require not less than five Business Days' prior notice to the Reviewed Party, unless such Reviewed Party is in default under any Transaction Document, in which event only one Business Days' prior notice shall be required.

     (c) Monthly Report. Prior to 3:00 p.m., New York City time, on each Report Date, Servicer shall prepare and deliver to Trustee, and the Required Person a report relating to the following (each such report being a "Monthly Report"):

              (i) Eligible Receivables performance data, including aging reports, pool analytic reports, and static pool reports,

              (ii) Eligible Receivables stratification reports providing information that is at least sufficient to track the Receivable's eligibility criteria,

              (iii) summary of litigation to which Seller, Buyer, or any Obligor is a party,

              (iv) monthly comparisons of budget to actual performance for Servicer and Seller,

              (v) monthly diskette listing of all Purchased Assets to date, specifying what was purchased during prior month,

              (vi) list of Receivables among Transferred Assets that remain Eligible Receivables as of the end of the most recent Calculation Period and a list of all Receivables which have become non-Eligible Receivables, with a description of their disqualifying condition, and

              (vii) such other information, or modification of the foregoing, as the Trustee or Required Person may reasonably request.

    Servicer shall retain a duplicate of each Monthly Report and shall update all software as necessary during the term of this Agreement.

    (d) On or before 45 days after the end of each calendar year beginning with 1998, Servicer will prepare and deliver to Trustee and the Required Person a report as to each of the following:

              (i) the budget for the subsequent calendar year for Seller and Servicer,

              (ii) two-year projections and strategic business plan for each of Seller and Servicer,

              (iii) a summary of existing licenses for each of Seller and Servicer.

    (e) Servicer shall promptly prepare and deliver to Trustee and the Required Person such other reports as may be reasonably requested from time to time.

     SECTION 3.6  Monthly Servicer's Certificate.  On each Report Date, Servicer
                  ------------------------------
shall deliver to Trustee, the Paying Agent, Transferor, and the Required Person a certificate of an Authorized Officer of Servicer substantially in the form of Exhibit C, with such additions as may be reasonably required by Trustee or the
---------
Required Person.

     SECTION 3.7    Servicing Report of Independent Public Accountants.
                    --------------------------------------------------

     (a) On or before 120 days after the end of each calendar year beginning with 1998 (each such year being, for the purposes of this paragraph, a "Servicing Compliance Report Period"), Servicer shall, as an expense of Servicer paid out of the Servicing Fee, cause a firm of independent certified public accountants that is generally recognized as being among the "big six" (which may also render other services to Servicer, Seller or Transferor) or such other public accounting firm as is acceptable to the Required Person, to furnish a report to Trustee, Servicer, Transferor and the Required Person (which report shall be addressed to Trustee and the Required Person and shall relate to the most recently ended Servicing Compliance Report Period). The accountants' report shall set forth the results of their performance of the procedures described in Exhibit D with respect to the Monthly Reports delivered to Trustee
             ---------
pursuant to Section 3.5 during such prior Servicing Compliance Report Period.
            -----------

     (b) Each accountants' report shall state that the accountants have compared the amounts contained in the Monthly Reports and a sample randomly selected from all Monthly Reports delivered to Trustee during the period covered by the report with the records (including computer records) from which the amounts were derived and that, on the basis of such comparison, the amounts are in agreement with the documents and records, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in the report. A copy of the report may be obtained by any Investor Certificateholder by a request in writing to Trustee addressed to the Corporate Trust Office.

     SECTION 3.8    Rights of Trustee.
                    -----------------

     (a) Trustee has the exclusive dominion and control over the Transaction Accounts, and Transferor shall take any action that Trustee may reasonably request to effect or evidence such dominion and control. At any time following the occurrence of a Servicer Default, Trustee is hereby authorized to give instructions or take any other actions with respect to the Transaction Accounts that Servicer would otherwise be authorized to give or to take.

     (b) At any time following the occurrence of a Servicer Default, each of Transferor and Servicer hereby authorizes Trustee to take any and all steps in Transferor's name and on behalf of Transferor and Servicer that are necessary or appropriate, in the reasonable determination of Trustee, to collect all amounts due under any and all Receivables or other Transferred Assets, including endorsing the name of Transferor or Seller on checks and other instruments representing Collections and enforcing such Receivables and the other Transferred Assets.

     (c) Transferor hereby irrevocably appoints Trustee to act as Transferor's attorney-in-fact, with full authority in the place and stead of Transferor and in the name of Transferor or otherwise, to take upon the occurrence and during the continuance of a Service Default (subject to Section 11.14 hereof) any
                                                 -------------
action and to execute any instrument or document that Trustee, in its reasonable determination, may deem necessary to accomplish the purposes of this Agreement, including:

          (i) to ask, demand, collect, sue for, recover, compromise, receive acquittance and receipts for moneys due and to become due under or in respect of any Receivable or any Related Transferred Asset;

          (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i);
                                                    ----------

          (iii) to file any claims or take any action or institute any proceedings that Trustee in its reasonable determination may deem necessary or appropriate for the collection of any of the Receivables or any other Transferred Asset or otherwise to enforce the rights of Trustee and the Certificateholders with respect to any of the Receivables or any other Transferred Asset; and

          (iv) to exercise the rights or perform the affirmative obligations of Transferor under any Transaction Document.

Transferor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

    SECTION 3.9  Ongoing Responsibilities of Servicer.  Anything herein to the
                 ------------------------------------
contrary notwithstanding, Servicer shall deliver or cause to be delivered all Collections received by it or any Subservicer to Trustee no later than two Business Days after receipt thereof. So long as Servicer or any Subservicer shall hold any Collections required to be paid to Trustee, each of them shall hold (and Servicer shall cause each of them to hold) such amounts in trust (and separate and apart from their own funds) and shall clearly mark (and Servicer shall cause each of them to clearly mark) their records to reflect such trust. Servicer hereby grants to Trustee an irrevocable power of attorney, with full power of substitution, coupled with an interest, upon the occurrence of a Servicer Default, to take in the name of Servicer all steps necessary or appropriate to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Servicer or transmitted and received by Trustee (whether or not from Servicer) in connection with any Receivable or other Transferred Asset.

    SECTION 3.10       Further Action Evidencing Transfers.  To further
                       -----------------------------------
evidence, secure and perfect the transfer of the Transferred Assets to Trustee, Transferor, Trustee and Servicer shall do the following:

    (a) Servicer and Trustee shall direct all Obligors to pay all amounts payable under any Receivable or any Related Transferred Assets directly to the Master Collection Account for the benefit of Trustee or its designee; provided that Trustee shall provide Seller with a copy of such notice at least one Business Day prior to sending it to any Obligor and consult in good faith with Seller as to the text of the notice.

    (b) Transferor and Trustee shall direct Seller to make payment of all amounts payable to Transferor under the Purchase Agreement directly to the Master Collection Account for the benefit of Trustee or its designee.

    (c) Transferor shall give notice of the Trust's ownership of the Receivables and the other Transferred Assets to each Obligor, and direct that such Persons may be informed of any change in such ownership interest only by subsequent written notice from Trustee.

    (d) Transferor shall (A) assemble all, or cause the assembly of all, the Records that are necessary or appropriate to collect the Receivables and other Transferred Assets, and shall make the same available to Servicer and Trustee at one or more places selected by Servicer, Trustee or their designees, (B) segregate all cash, checks and other payments received by it from time to time constituting Collections in a manner acceptable to Trustee and shall, promptly upon receipt (and, subject to Section 3.2(f), in no event later than the first
                              --------------
Business Day following receipt), remit all such cash, checks and other payments, duly endorsed or with duly executed instruments of transfer, if applicable, to or the Master Collection Account and (C) permit, upon not less than two Business Days' prior written notice, any Servicer and its agents, employees and assignees access to their respective facilities and their respective Records (including computer programs, tapes and disks, invoices and other agreements related to the Transferred Assets).

    (e) Servicer shall cause all Public Notices, Mortgage File documents and any other necessary documents relating to the right, title and interest of Trustee in, to and under the Transferred Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, to the extent and in such manner and in such places as may be required by law fully to preserve, maintain and protect the right, title and interest of Trustee hereunder in and to all property comprising the Transferred Assets. Servicer shall deliver to Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Transferor shall cooperate fully with Servicer in connection with the obligations set forth above and will execute any and all documents that are reasonably required to fulfill the intent of this section.

    (f) If Transferor or Servicer fails to perform any of its agreements or obligations under any Transaction Document and does not remedy such failure within the applicable cure period, if any, then Trustee or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Trustee or its designee incurred in connection therewith shall be payable by Servicer as provided in Section 11.5 and (if applicable) by
                                   ------------
Transferor as provided in Section 7.3.
                          ------------


                                   ARTICLE IV
                   RIGHTS OF CERTIFICATEHOLDERS; ALLOCATIONS

    SECTION 4.1  Rights of Certificateholders.  The Investor Certificates shall
                 ----------------------------
collectively represent a fractional undivided beneficial interest in the Trust, representing the right to receive, to the extent necessary to make the required payments with respect to that Certificate at the times and in the amounts specified in this Article IV, the portion of Collections allocable to Investor
                  ----------
Certificateholders pursuant to this Agreement and funds on deposit in the Transaction Accounts allocable to Investor Certificateholders. The Transferor Certificate shall represent an interest in the Trust (the "Transferor Interest") consisting of the right to receive current and deferred transfer payments in the amounts specified herein.

    SECTION 4.2  Establishment of Transaction Accounts.
                 -------------------------------------

    (a) On or prior to the date of this Agreement, Trustee has established, and until the Trust is terminated Trustee shall (except as expressly permitted or required below) maintain, in the name of Trustee and for the benefit of the Certificateholders, the following accounts:

              (i) account no. _________________, which shall be called the "Master Collection Account" and into which all Collections and all other Transferred Assets consisting of cash or cash equivalents shall be deposited or transferred as provided for in this Agreement;

              (ii) account no. _________________, which shall be called the "Carrying Cost Account" and into which funds shall be allocated from the Master Collection Account from time to time to cover Carrying Costs (including interest payable on, and the Servicing Fee allocated to the Investor Certificates);

              (iii) account no. ___________________, which shall be called the "Purchase Account" and into which funds may from time to time be transferred from the Master Collection Account for the purchase of new Receivables on Subsequent Closing Dates for the outstanding Series;

              (iv) account no. ___________________, which shall be called the "Principal Funding Account" and into which funds will from time to time be transferred from the Master Collection Account in anticipation of distributions to Investor Certificateholders on account of their respective principal investments;

              (v) account no. ___________________, which shall be called the "Reserve Account" and into which funds will be deposited from the Master Collection Account to the extent so provided herein; and

              (vi) account no. ___________________, which shall be called the "Overcollateralization Account" and into which funds will be deposited from the Master Collection Account to the extent so provided herein.

    (b) The Master Collection Account, the Carrying Cost Account, the Purchase Account, the Principal Funding Account, the Reserve Account and the Overcollateralization Account are collectively called the "Transaction Accounts." Each of the Transaction Accounts shall be established and maintained as a segregated trust account maintained at a bank with a long-term senior unsecured debt rating of at least "A" and shall bear a designation clearly indicating that funds deposited therein are held for the benefit of the Certificateholders. If any Transaction Account ceases to be a segregated trust account maintained at a bank with a long-term senior unsecured debt rating of at least "A", Trustee shall open a substitute Transaction Account that is a segregated trust account maintained at a bank with a long-term senior unsecured debt rating of at least "A" and transfer the funds in the existing Transaction Account to the substitute Transaction Account, and thereafter all references in any Transaction Document to the original Transaction Account shall be deemed instead to refer to the substitute Transaction Account.

    (c) Trustee shall possess (for its benefit and for the benefit of the Certificateholders) all right, title and interest in and to all funds on deposit from time to time in each of the Transaction Accounts and in all proceeds thereof. The Transaction Accounts shall be under the sole dominion and control of Trustee for the benefit of the applicable Certificateholders. Each of Servicer and Trustee agrees that it shall have no right of setoff against, and no right otherwise to deduct from, any funds held in any of the Transaction Accounts or the Bank Accounts for any amount owed to it by the Trust, any party hereto or any Certificateholder unless such right to deduct is expressly provided for in a Transaction Document.

    SECTION 4.3  Trust-Level Calculations and Funds Allocations.  On each
                 ----------------------------------------------
Business Day, Servicer shall determine the amount of Collected Funds received (other than funds that are required to be returned to Related Persons (or their designees)) since the preceding Business Day and shall allocate the funds to the Transaction Accounts.

    SECTION 4.4  Interest; Additional Amounts.
                 ----------------------------

    (a) Accrued and unpaid interest on the Invested Amount shall be calculated on the basis of actual days over a year of 360 days and shall be payable on each Distribution Date.

    (b) Interest on the Class A Invested Amount shall accrue at a rate per annum equal to LIBOR in effect on the most recent Distribution Date plus the Class A Certificate Spread.

    (c) Additional Amounts shall also be payable with respect to the Series 1997-1 Certificates, but only to the extent that funds become available for such Additional Amounts.

    SECTION 4.5  Periodic Calculations and Allocations.  On each Business Day,
                 -------------------------------------
Servicer shall calculate the following:

    (a)  Allocable Funds;

    (b)  the Class A Invested Amount;

    (c) the Current Carrying Costs, Additional Amounts, and Servicing Fee owed to any Related Person;

    (d)  the Net Invested Amount; and

    (e)  the Base Amount.

On each Business Day during the Revolving Period or the Amortization Period, Servicer shall also determine whether the Net Invested Amount is greater than, equal to or less than the Base Amount.

    SECTION 4.6  Allocations During Revolving Period.  Prior to each
                 -----------------------------------
Distribution Date or Subsequent Closing Date occurring in the Revolving Period, Servicer shall allocate the Allocable Funds and amounts in the Overcollateralization Account to the following purposes, in the priority indicated (and to the extent of Allocable Funds and amounts in the Overcollateralization Account available) for the subaccounts:

          first, to the Carrying Cost Account until the amount allocated to the Carrying Cost Account equals the Current Carrying Costs with respect to the Investor Certificates;

          second, if the Net Invested Amount is greater than the Base Amount, to the Purchase Account in an amount sufficient to reduce the Net Invested Amount to an amount equal to the Base Amount;

          third, to hold in the Master Collection Account the amount necessary to pay on the next Distribution Date all Additional Amounts payable to the Holders of the Class A Certificates;

          fourth, to the Reserve Account, an amount sufficient to raise the balance of such account to $1,500,000; and

          fifth, to the Purchase Account.

     SECTION 4.7    Allocations of Allocable Funds (Other than During the
                    -----------------------------------------------------
Revolving Period).  On each Business Day (i) not falling in the Revolving Period
-----------------
and (ii) prior to or on the Fully Funded Date, Servicer shall allocate the Allocable Funds and amounts in the Reserve Account and Overcollateralization Account to the following purposes, in the priority indicated (and to the extent of Allocable Funds and amounts in the Reserve Account and Overcollateralization Account available) for the respective Accounts:

          first, to the Carrying Cost Account to the extent that the balance therein is less than the amount of Current Carrying Costs payable on the Distribution Date relating to the Calculation Period during which such Business Day falls;

          second, to the Principal Funding Account up to the Invested Amounts with respect to the Class A Certificates;

          third, to hold in the Master Collection Account the amount necessary to pay on the next Distribution Date all Additional Amounts payable to the Holders with respect to the Class A Certificates;

          fourth, to pay any then-current indemnity obligations of the Transferor pursuant to this Agreement;

          fifth, to pay the outstanding principal and any accrued and unpaid interest on the Transferor Certificate; and

          sixth, the balance, to the Transferor for application in accordance with Article XII of this Agreement.
          -----------

     SECTION 4.8    Withdrawals from the Purchase Account.  On any Business Day
                    -------------------------------------
during the Revolving Period on which no Early Amortization Event or Unmatured Early Amortization Event exists, Servicer may instruct Trustee in writing (a "Servicer Report") to withdraw funds from the Purchase Account and apply such funds as Allocable Funds for such Class, including releasing payments to Transferor to permit it to purchase new Receivables pursuant to the Purchase Agreement under clause fifth of Section 4.6, so long as the Net Invested Amount would not exceed the Base Amount after giving effect to such transfer and application. On the first day of the Amortization Period or an Early Amortization Period, Servicer shall instruct Trustee to transfer the entire balance in the Purchase Account subaccount to the Principal Funding Account.

     SECTION 4.9    Investment of Funds in Transaction Accounts.  On any day
                    -------------------------------------------
when funds on deposit in any Transaction Account exceed $10,000 (after giving effect to the allocations of such funds required by this Article IV), and at
                                                         ----------
such other times as investment is practicable, Trustee, at the direction of Transferor, shall invest and reinvest monies on deposit in such Transaction Account (in the name of Trustee) in such Eligible Investments as are specified in a notice from Transferor, subject to the restrictions set forth hereinafter. All Eligible Investments made from funds in any Transaction Account, and the interest, dividends and income received thereon and therefrom and the net proceeds realized on the sale thereof, shall be deposited in such Transaction Account. All Eligible Investments in each Transaction Account shall mature not later than the next succeeding Distribution Date. Trustee may liquidate an Eligible Investment prior to maturity if such liquidation would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. In the absence of negligence of Trustee or willful misconduct by Trustee, Trustee shall have no liability in connection with investment losses incurred on Eligible Investments.

     SECTION 4.10   Attachment of Transaction Accounts.  If Trustee receives
                    ----------------------------------
written notice that any Transaction Account has or will become subject to any writ, judgment, warrant of attachment, execution or similar process, Trustee shall (notwithstanding any other provision of the Transaction Documents) promptly notify Transferor, Servicer and the Certificateholders thereof, and shall not deposit or transfer funds into such Transaction Account but shall cause funds otherwise required to be deposited into such Transaction Account to be held in another account pending distribution of such funds in the manner required by the Transaction Documents.

                                   ARTICLE V
                           DISTRIBUTIONS AND REPORTS

     SECTION 5.1    Distributions.  On each Distribution Date, Trustee shall, in
                    -------------
accordance with instructions set out in the applicable Monthly Report (following delivery within the time period required under Section 3.5(c)), distribute first
                                               --------------
to the Class A Holders, at or before 2:00 p.m., New York City time, all accrued and unpaid interest on the Series 1997-1 Certificates, to the extent funds are available for such payment in the Carrying Cost Account, and in the event of any shortfall, first, the Trustee shall be paid its accrued and unpaid fees, and the Servicer shall be paid any Servicing Fees and Servicing Advances then due and payable, pro-rata; second, the Holders shall be paid the interest then due and payable with respect to the Class A Certificates, pro-rata in accordance with their respective Class Percentages, and third, to the Transferor Certificateholders, any unpaid current interest. In addition, on each Distribution Date Trustee shall, in accordance with instructions set out in the applicable Monthly Report (following delivery within the time period required under Section 3.5(c) of the Pooling Agreement), distribute to the Holders at or
      --------------
before 2:00 p.m., New York City time, the following amounts:

     (a) on each Principal Payment Date, all funds deposited in the Principal Funding Account on or prior to the most recent Cut-Off Date (but in no event in excess of the Invested Amount) shall be distributed to the Class A Certificate Holders (subject to any applicable notification period) in reduction of the Invested Amount (and in the event of any shortfall, such Holders shall be paid pro-rata to their respective Series Percentages);

     (b) if, on the Final Scheduled Payment Date or any Distribution Date falling in an Early Amortization Period, the Invested Amount is greater than zero (after giving effect to the distribution required by subsection (a)), then
                                                          ---------------
an amount equal to the lesser of (i) such remaining Invested Amount and (ii) the balance of the Carrying Cost Account shall be withdrawn from the Carrying Cost Account subaccount and distributed in reduction of the Invested Amount (and in the event of any shortfall, the Holders shall be paid pro-rata to their respective Series Percentages); and

     (d) any Additional Amounts payable with respect to Series 1997-1 Certificates to the extent that funds have been allocated for those Additional Amounts pursuant to priority third of Section 4.6 (and in the event of any
                                      -----------
shortfall, Additional Amounts shall be paid to the Holders pro-rata to their respective Series Percentages) in the Master Collection Account.

     All distributions pursuant to this Section 5.1 shall be distributed to the Holders in immediately available funds by wire transfer. Payments received after 2:00 p.m., New York City time shall be deemed received the following Business Day.

     SECTION 5.2    Payments in Respect of Transferor Certificate.  On each day
                    ---------------------------------------------
on which funds are allocated pursuant to Section 4.6 and Section 4.7, Trustee
                                         -----------     -----------
shall, in accordance with instructions set out in the applicable Servicer Report (following delivery required under Section 4.8), distribute to Transferor, in
                                   -----------
respect of the Transferor Certificate, at or before 2:00 p.m., New York City time, all funds allocated for that purpose in accordance with that Section. In addition, after the Invested Amount has been repaid in full and all interest and Additional Amounts owed to the Holders have been paid, any additional funds on deposit in the Carrying Cost Account, the Purchase Account, the Principal Funding Account or the Overcollateralization Account shall similarly be paid to Transferor, at or before 2:00 p.m., New York City time, in respect of the Transferor Certificate. Any funds otherwise payable to the Transferor pursuant to this Section 5.2 shall be
                                                           -----------
subject to any then-current indemnity obligations of the Transferor pursuant to this Agreement.

     SECTION 5.3    Weekly Reports and Monthly Reports.  Each Monthly Report
                    ----------------------------------
shall be substantially in the applicable form set out in Exhibit C or in such
                                                         ---------
other form as may be satisfactory to Servicer and Trustee and consistent with the terms of this Agreement. Copies of each Monthly Report shall be provided free of charge by Servicer to the Holders of Certificates.

     SECTION 5.4    Annual Tax Information.  On or before January 30 of each
                    ----------------------
calendar year, beginning with calendar year 1998, Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Holder the information and forms for the preceding calendar year, or the applicable portion thereof during which the Person was a Holder, as is required to be provided by an issuer of indebtedness under the Internal Revenue Code to the holders of the issuer's indebtedness and such other customary information as is necessary to enable such Holders to prepare their federal income tax returns, and file applicable copies with Governmental Authorities as required by law.

     SECTION 5.5    Periodic Perfection Certificate.  On or before March 15 of
                    -------------------------------
each calendar year, beginning with calendar year 1998, Transferor shall furnish or cause to be furnished to Trustee and the Holders an Officer's Certificate setting forth a list of all changes in (a) the name, identity or corporate structure of Transferor and (b) the chief executive office of Transferor (or in the place of business of Transferor that has only one place of business) that have taken place since the date of the Officer's Certificate most recently delivered pursuant to this Section 5.5 (or since the Closing Date, in the case
                           -----------
of the first such Officer's Certificate to be delivered), or indicating that no such events have taken place, and stating in each case what filings of UCC financing statements, or amendments thereto, relating to the Transaction Documents have been made in connection with each such event (identifying the date and filing index numbers for each). Any financing statement identified in such an Officer's Certificate delivered to Trustee shall be deemed to have been identified to Trustee in writing for purposes of subsection 11.1(c). If any
                                                 ------------------
such new UCC financing statements are filed, Trustee shall be named as secured party (in the case of any filing against Transferor) or assignee of the secured party (in the case of any filing against Seller).


                                   ARTICLE VI
                                THE CERTIFICATES

     SECTION 6.1    The Certificates.  The Investor Certificates shall be
                    ----------------
substantially in the form of Exhibit B, and the Transferor Certificate shall be
                             ---------
substantially in the form of Exhibit E.  Upon issuance, all Certificates shall
                             ---------
be executed and delivered by Transferor to Trustee for authentication and redelivery as provided in Sections 6.2 and 6.10. Investor Certificates shall be
                          ------------     ----
issued in minimum denominations of $500,000 and in integral multiples of $100,000 and shall not be subdivided for resale into Certificates smaller than a Certificate, the initial offering price for which would have been at least $500,000.

     Notwithstanding any other provision of this Agreement, no transfer, assignment or other conveyance of, or sale of any interest in a Certificate shall be made unless, after giving effect thereto, there shall be no more than 100 Private Holders of Subject Instruments, as reasonably determined by the Transferor. Any attempted transfer, assignment, conveyance, participation or subdivision in contravention of the preceding restrictions, as reasonably determined by the Transferor, shall be void ab initio and the purported transferor, seller or subdivider of such Certificate shall continue to be treated as the Certificateholder of any such Certificate (or interest therein) for all purposes of this Agreement.

     Each Certificate shall be executed by manual or facsimile signature on behalf of Transferor by its President or any Vice President or by any attorney-in-fact duly authorized to execute the Certificate on behalf of any such officer. The Certificates shall be authenticated on behalf of the Trust by manual signature of a duly authorized signatory of Trustee. Certificates bearing the manual or facsimile signature of the individual who was, at the time when the signature was affixed, authorized to sign on behalf of Transferor or the Trust (as applicable) shall be valid and binding, notwithstanding that the individuals or any of them ceased to be so authorized prior to the authentication and delivery of the Certificates or does not hold such office on the date of issuance of such Certificates. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on the Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, and the certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that the Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement. All Certificates shall be dated the date of their authentication.

     SECTION 6.2    Authentication of Certificates.  Contemporaneously with the
                    ------------------------------
initial assignment and transfer of Receivables and other Transferred Assets to the Trust, Trustee shall authenticate and deliver the Transferor Certificate to Transferor. On each Issuance Date, upon the order of Transferor, Trustee shall authenticate and deliver to Transferor the Series of Certificates that are to be issued originally on such Issuance Date, provided that no new Certificates may be issued after the Closing Date (except pursuant to Sections 6.3 and 6.4)
                                                     --------------------
without the consent of the Required Person.

     SECTION 6.3    Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------

     (a) Trustee, as agent for Transferor, shall keep, or shall cause to be kept, at the office or agency to be maintained in accordance with the provisions of Section 11.16, a register in written form or capable of being converted into
   -------------
written form within a reasonable time (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be Trustee) (the "Transfer Agent and Registrar") shall provide for the registration of the Certificates, transfers and exchanges of the Certificates and the allocation of payments as herein provided. Transferor hereby appoints Trustee as the initial Transfer Agent and Registrar.

     Transferor, or Trustee as agent for Transferor, may revoke the appointment as Transfer Agent and Registrar and remove the then-acting Transfer Agent and Registrar if Trustee or Transferor (as applicable) determines in its sole discretion that the then-acting Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The then-acting Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to Trustee, Transferor, Servicer and the Required Person; provided that such resignation shall not be effective and the then-acting Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to Transferor and the Person so appointed has given Trustee written notice that it accepts the appointment. The provisions of Sections 11.1 through 11.5
                                -------------         ----
shall apply to the Transfer Agent and Registrar as if all references to "Trustee" in the applicable provisions of Sections 11.1 through 11.5 were
                                          -------------         ----
references to the Transfer Agent and Registrar.

     It is intended that the registration of Certificates that is described in this Section comply with the registration requirements contained in Section 163 of the Internal Revenue Code.

     (b) No transfer of all or any part of the Transferor Certificate shall be made unless (i) Transferor shall have given Trustee and the Required Person prior written notice of the proposed transfer, (ii) Transferor shall have delivered to Trustee and the Required Person a Tax Opinion.

     (c) Subject to the requirements of subsection (e), if applicable, having
                                        --------------
been fulfilled, upon surrender for registration of transfer of any Certificate, and, in the case of Investor Certificates, at any office or agency of the Transfer Agent and Registrar maintained for such purpose, Transferor shall execute, and Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the appropriate class and Series that are in authorized denominations of like aggregate fractional interest in the related Series Interest that bear numbers that are not contemporaneously outstanding.

     At the option of an Investor Certificateholder, its Investor Certificates may be exchanged for other Investor Certificates of the same class and Series (and bearing the same interest rate as the Investor Certificate surrendered for registration of exchange) of authorized denominations of like aggregate fractional interests and bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange, Transferor shall execute, and Trustee shall authenticate and deliver, the appropriate number of Investor Certificates of the tenor and denomination that the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to Trustee or the Transfer Agent and Registrar duly executed by the Certificateholder thereof or such Certificateholder's attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require the Certificateholder to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a manner satisfactory to Trustee.

     The Investor Certificateholders may provide notice to Trustee as to whom and in what manner payment should be made in respect of the Investor Certificates held by such Investor Certificateholders and Trustee shall make payment of amounts to which such Investor Certificateholder is entitled in such manner.

     (d) Certificates may be surrendered for registration of transfer or exchange at the office of the Transfer Agent and Registrar designated in Section
                                                                         -------
13.5.
----

     (e) Certificateholders holding Certificates shall not sell, transfer or otherwise dispose of the Certificates unless the sale, transfer or disposition is being made pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws and, prior to the proposed sale, transfer or disposition, the Certificateholder and the proposed transferee each provide Trustee and Transferor with (i) a Rule 144A Investor Letter in the form attached to the Certificate Purchase Agreement as Exhibit B or (ii)
                                                       ---------
representations and, if requested by Trustee or Transferor, an Opinion of Counsel concerning the proposed sale, transfer or disposition and the availability of the exemption.

     (f) No transfer of a Certificate shall be made unless Trustee and the Transfer Agent and Registrar shall have received either (i) a representation letter from the proposed transferee of such Certificate to the effect that such proposed transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Internal Revenue Code, or a Person acting on behalf of any such plan or using the assets of any such plan or if the proposed transferee is an insurance company, a representation that the proposed transferee is an insurance company which is purchasing such certificates with funds contained in an "insurance company general account" (as such term is defined in section v(e) of prohibited transaction class exemption 95-60 ("ptce 95-60")) and that the purchase and holding of such certificates are covered under ptce 95-60, which representation letter shall not be an expense of the Trust, Trustee, the Transfer Agent and Registrar, Servicer or the Transferor, or (ii) in the case of any such certificate presented for registration in the name of an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Internal Revenue Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other Person who is using the assets of any such plan to effect such acquisition, an opinion of counsel, in form and substance reasonably satisfactory to, and addressed and delivered to, Trustee, the Transfer Agent and Registrar and the Transferor, to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust estate being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Internal Revenue Code, will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Internal Revenue Code, and will not subject the Trust, Trustee, the Transfer Agent and Registrar, Servicer or the Transferor to any obligation or liability (including obligations or liability under ERISA or Section 4975 of the Internal Revenue Code) in addition to those explicitly undertaken in this Trust Agreement which opinion of counsel shall not be an expense of the Trust, Trustee, the Transfer Agent and Registrar, Servicer or the Transferor.

     SECTION 6.4    Mutilated, Destroyed, Lost or Stolen Certificates. If (a)
                    -------------------------------------------------
any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and Trustee such security or indemnity as may be required by them and Transferor to hold each of them, the Trust and Transferor harmless, then, in the absence of notice to Trustee that such Certificate has been acquired by a bona fide purchaser, Transferor shall execute and, upon the request of Transferor, Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, terms and principal amount and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Certificate under this section, Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this section shall constitute conclusive and indefeasible evidence of ownership of an interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all Certificates of the same class and Series that are duly issued hereunder.

     SECTION 6.5    Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, Transferor, Trustee, Servicer, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article
                                                                        -------
V and for all other purposes whatsoever, and none of Transferor, Trustee,
-
Servicer, the Paying Agent, the Transfer Agent and Registrar or any agent of any of them shall be affected by any notice to the contrary; provided that, in determining whether the Holders of the requisite principal amount or stated amount (as applicable) of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by Transferor, Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not Transferor, Servicer or an Affiliate thereof.

     SECTION 6.6    Appointment of Paying Agent.  The Paying Agent initially
                    ---------------------------
shall be Trustee. The Paying Agent shall make distributions to Certificateholders pursuant to this Agreement and report the amounts of the distributions to Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Transaction Accounts for the purpose of making the distributions. Trustee or, at any time when Trustee is also the Paying Agent, Servicer may revoke such power of the Paying Agent and remove the Paying Agent if Trustee or Servicer (as applicable) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' prior written notice to Trustee, Transferor, Servicer and the Investor Certificateholders. Any resignation or removal of the Paying Agent, and appointment of a successor Paying Agent, shall not become effective until the appointment has been accepted by the successor Paying Agent. If no successor Paying Agent shall have been appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation, the resigning Paying Agent may petition any court of competent jurisdiction to appoint a successor Paying Agent. In the event that Trustee shall no longer be the Paying Agent, Trustee shall appoint a successor Paying Agent (which shall be a bank or trust company) reasonably acceptable to the Required Person, which appointment shall be effective on the date on which the Person so appointed gives Certificateholders written notice that it accepts the appointment and on which the Required Person gives written consent to such appointment. Trustee shall cause the successor Paying Agent or any additional Paying Agent appointed by Trustee to execute and deliver to Trustee an instrument in which it shall agree with Trustee that, as Paying Agent, it will hold all sums, if any, held for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until the sums shall be paid to the Certificateholders. The Paying Agent shall return all unclaimed funds to Trustee, and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to

Trustee. The provisions of Sections 11.1 through 11.5 shall apply to the Paying
                           -------------         ----
Agent as if all references in the applicable provisions thereof to "Trustee" were references to the Paying Agent.

     SECTION 6.7    Access to List of Certificateholders' Names and Addresses.
                    ---------------------------------------------------------
Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to Transferor, Servicer, Seller or the Paying Agent, within two Business Days after receipt by Trustee of a written request therefor, a list in the form the requesting Person may reasonably require of the names and addresses of the Certificateholders as of the most recent Distribution Date. If any Holder or group of Holders of Investor Certificates in any Series evidencing not less than 10% of the aggregate unpaid principal amount of the Series (the "Applicant") applies in writing to Trustee, and the application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement Certificates and is accompanied by a copy of the communication that the Applicant proposes to transmit, then Trustee, after having been adequately indemnified by the Applicant for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford the Applicant access during normal business hours to the most recent list of Certificateholders held by Trustee, within five Business Days after the receipt of the application and indemnification. The list shall be as of a date no more than 45 days prior to the date of receipt of the Applicant's request.

     Every Certificateholder, by receiving and holding a Certificate, agrees with Trustee that neither Trustee, the Transfer Agent and Registrar, Transferor, Servicer, Seller nor any of their respective agents shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which the information was derived.

     SECTION 6.8    Authenticating Agent.
                    --------------------

     (a) Trustee may appoint one or more authenticating agents with respect to the Certificates that shall be authorized to act on behalf of Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Either Trustee or the authenticating agent, if any, then appointed and acting on behalf of Trustee shall authenticate the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by Trustee or Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of Trustee by an authenticating agent and a certificate of authentication executed on behalf of Trustee by an authenticating agent.
Each authenticating agent must be acceptable to Transferor.

     (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any document or any further act on the part of Trustee, the authenticating agent or any other Person.

     (c) An authenticating agent may at any time resign by giving written notice of resignation to Trustee and Transferor. Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to the authenticating agent and Transferor. Upon receiving a notice of resignation or upon a termination, or in case at any time an authenticating agent shall cease to be acceptable to Trustee or Transferor, Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent, upon acceptance of its appointment, shall become vested with all the rights, powers and duties of its predecessor, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to Trustee and Transferor.

     (d) Trustee shall, from its own funds, pay to each authenticating agent (if any), reasonable compensation from time to time for services performed under this section.

     (e) The provisions of Sections 11.1-11.5 shall be applicable to any
                           ------------------
authenticating agent as if the references in the applicable provisions thereof to "Trustee" were references to the authenticating agent.

     (f) Pursuant to an appointment made under this section, the Certificates may have endorsed thereon, in lieu of Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          "This is one of the Certificates described in the Pooling and Servicing Agreement dated as of _______________, 199_.

          ____________________________, as Trustee



          By:  ___________________________________________________
               as Authenticating Agent
               for Trustee,



          By:  ___________________________________________________
               Authorized Officer."

     SECTION 6.9    Tax Treatment. It is the intent of Transferor and the
                    -------------
Investor Certificateholders that, for purposes of Federal, state and local income and franchise taxes and other taxes measured by or imposed on income,
(i) the Investor Certificates will be treated as evidence of indebtedness secured by the Transferred Assets, (ii) income and gains earned and expenses and losses suffered with respect to the Receivables and Transferred Assets and through investment of funds in the Transaction Accounts shall be treated as income, gain expense and loss of Transferor, and (iii) the Trust will not be characterized as an association or publicly traded partnership taxable as a corporation. Transferor, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agrees to treat the Investor Certificates as indebtedness for purposes of Federal, state and local income and franchise taxes and any other taxes measured by or imposed on income. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. In accordance with the foregoing, Transferor agrees that it will report its income for purposes of Federal, state and local income or franchise taxes, and any other taxes measured by or imposed on income, on the basis that it is the owner of the Purchased Assets and related investments in the Transaction Accounts. Except to the extent otherwise required by applicable law or any Governmental Authority, Trustee hereby agrees to treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

     SECTION 6.10   Issuance of Additional Series of Certificates.
                    ---------------------------------------------

     (a) Transferor may from time to time issue and direct Trustee to authenticate one or more classes of any newly issued Series of Investor Certificates (an "Issuance") if the Required Person shall have given its prior written consent.

     (b) Transferor may direct Trustee to authenticate an Issuance by notifying Trustee, in writing, at least five Business Days (or such shorter period as shall be acceptable to Trustee) in advance (an "Issuance Notice") of the date upon which the Issuance is to occur (an "Issuance Date"). Any Issuance Notice shall state the designation of any Series to be issued on the Issuance Date and, with respect to each class or Series: (i) its initial invested amount (or the method for calculating the initial invested amount) and (ii) its interest rate (or the method for allocating interest payments or other cash flows to the Series), if any, with respect to the Series.

     (c) On the Issuance Date, Transferor shall deliver to Trustee for authentication under Section 6.2, and Trustee shall authenticate and deliver any
                     -----------
such class or classes of Series of Investor Certificates only upon delivery to it (and, in the case of item (iv) below the Required Person) of the following:

              (i) a Supplement satisfying the criteria set forth in subsection
                                                                    ----------
    (d) and in form reasonably satisfactory to Trustee executed by Transferor
    ---
    and Servicer and specifying the principal terms of the Series;

              (ii) a Tax Opinion for each outstanding Series of Investor Certificates with respect to such Issuance;

              (iii) for any Issuance occurring after the Closing Date, an Officer's Certificate of Transferor that on the Issuance Date, after giving effect to the Issuance (and the repayment, on the date of the Issuance Date, of any existing Investor Certificates with funds (including proceeds of sale of the new Series) on deposit in the Principal Funding Account), any requirements set out in the Supplement with respect to any then outstanding Series with respect to the amount of Certificates that may not, by their terms, be transferred has been satisfied;

              (iv) an Officer's Certificate of Servicer stating that no Early Amortization Event or Unmatured Early Amortization Event has occurred and is continuing and that there is not a substantial likelihood that the Issuance would result in an Early Amortization Event or an Unmatured Early Amortization Event at any time in the future; and

              (v) any other documents, certificates and Opinions of Counsel as may be required by the applicable Supplement.

Upon satisfaction or waiver of the conditions for any Issuance, Trustee shall cancel any Investor Certificates that are to be cancelled in connection with such Issuance and issue, as provided above, the new Series of Investor Certificates dated the Issuance Date. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for the Series to which it belongs, as selected by Transferor. There is no limit to the number of Issuances that may be made under this Agreement.

    (d) In conjunction with an Issuance, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may include: (i) its name or designation, (ii) the initial invested amount or the method of calculating the initial invested amount, (iii) the applicable interest rate (or formula for the determination thereof), (iv) the Issuance Date, (v) the rating agency or agencies rating the Series, if any, (vi) the interest payment date or dates and the date or dates from which interest shall accrue, (vii) the method of allocating Collections with respect to Receivables for the Series and, if applicable, with respect to any paired Series and the method by which the principal amount of Investor Certificates of the Series shall amortize or accrue and the method for allocating write-offs, (viii) the names of any accounts to be used by the Series and the terms governing the operation of any such account,
(ix) the base rate applicable to the Series, (x) the terms on which the Certificates of the Series may be repurchased or remarketed to other investors,
(xi) any deposit into any account provided for the Series, (xii) the number of classes of the Series, and if more than one class, the rights and priorities of each class, (xiii) whether any fees, breakage payments or early termination payments will be included in the funds available to be paid for the Series,
(xiv) the subordination of the Series to any other Series, (xv) whether the Series will be a part of a group or subject to being paired with any other Series, (xvi) whether the Series will be prefunded and (xvii) any other relevant terms of the Series. The terms of the Supplement may modify or amend the terms of this Agreement or the Purchase Agreement (including the related definitions) solely as applied to the new Series.

    (e) Except as specified in any Supplement for the related Series, all Investor Certificates of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

    SECTION 6.11       Optional Redemption of Investor Interests.  On any
                       -----------------------------------------
Distribution Date occurring during an Early Amortization Period with respect to the Series 1997-1 Certificates on or after the date that the Invested Amount is reduced to ten percent or less of the sum of the initial Stated Amounts for the Certificates, and provided the Certificates were fully funded to their Stated Amounts, Transferor shall have the option to redeem the Series 1997-1 Series Interest.

    SECTION 6.12       Rule 144A.  So long as any of the Series 1997-1
                       ---------
Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, Servicer shall, unless it becomes subject to and complies with the reporting requirements of Section 13 or 15(d) of the
                                            ----------    -----
Securities Exchange Act of 1934, as amended, or Rule 12g3-2(b) thereunder, provide to any Holder of such restricted securities, or to any prospective purchaser of such restricted securities designated by a Holder, upon the request of such Holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act.

    SECTION 6.13       Optional Call.  Upon giving 30 days' prior written notice
                       -------------
to Trustee, Transferor shall have the right to repurchase all, but not less than all of the Purchased Assets for a repurchase price equal to the quarter of: (a) the then outstanding principal amount of the applicable Receivables or (b) the fair market value of the Purchased Assets, plus, in either case, all accrued and unpaid interest with respect to the Certificates.

                                  ARTICLE VII
                                  TRANSFEROR

    SECTION 7.1  Representations and Warranties of Transferor Relating to
                 --------------------------------------------------------
Transferor and the Transaction Documents.  On the date hereof, on the date each
----------------------------------------
funding is requested from Investor Certificateholders under the Certificate Purchase Agreements, and on each Issuance Date, Transferor hereby represents and warrants for the benefit of Trustee and the Certificateholders that:

    (a) Organization and Good Standing. Transferor is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary corporate power and authority to acquire, own and transfer the Receivables and the Related Transferred Assets.

    (b) Due Qualification. Transferor is duly qualified to do business and is in good standing as a corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires qualification, licenses or approvals.

    (c) Power and Authority. Transferor has all necessary organizational power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

    (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which Transferor is a party when executed and delivered will constitute, a legal, valid and binding obligation of Transferor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

    (e) Authorization, No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by Transferor and the fulfillment of the terms hereof and thereof have been duly authorized by all necessary action and will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its articles of incorporation or bylaws or (B) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which Transferor is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents, or
(iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

    (f) Litigation and Other Proceedings. (i) There is no action, suit or proceeding pending or, to the best knowledge of Transferor, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of clauses (i) and (ii), (A)
                                                   -----------     ----
asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the transfer of any Receivables or Related Transferred Assets to the Trust, the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document,
(C) seeks any determination or ruling that would materially and adversely affect the performance by Transferor of its obligations under this Agreement or any other Transaction Document or the validity or enforceability of this Agreement or any other Transaction Document, (D) seeks to affect materially and adversely the income tax attributes of the transfers hereunder or the Trust under the United States Federal income tax system or any state income tax system or (E) individually or in the aggregate for all such actions, suits, proceedings and investigations has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Transferor.

    (g) Third Party Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority or other third party that are required to be obtained by Transferor, and all notices to and filings with any Governmental Authority or other third party, that are required to be made by it, in the case of each of the foregoing in connection with the transfer of Receivables and Related Transferred Assets to the Trust or the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect, except where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, does not have, and would not have a reasonable likelihood of having, a Material Adverse Effect with respect to Transferor.

    (h) Offices. Transferor's principal place of business and chief executive office is, and since the date of its organization has been, located at the address set forth under Transferor's signature hereto (or at such other locations, notified to Servicer and Trustee in accordance with Section 7.2(c),
                                                               --------------
in jurisdictions where all action required by Section 7.2(c) has been taken and
                                              ------- ------
completed).

    (i)  Reserved.

    (j) Investment Company Act. Transferor is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

    (k) Bulk Sales Act. No transaction contemplated by this Agreement or any other Transaction Document requires compliance with, or will be subject to avoidance under, by bulk sales act or similar law.

    (l) Margin Regulations. No use of any funds obtained by Transferor under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

    (m) Compliance with Applicable Laws. Transferor is in compliance with requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, and including environmental laws), a violation of any of which, individually or in the aggregate for all such violations, has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Transferor.

    (n) Taxes. Transferor has filed or caused to be filed all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing, except any such taxes, assessments or charges (i) that are being contested in good faith, (ii) for which adequate reserves in accordance with GAAP shall have been set aside on its books and (iii) with respect to which no Adverse Claim, except Permitted Adverse Claims, has been imposed upon any Receivables or Transferred Assets.

    The representations and warranties set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement within two Business Days following the discovery.

    SECTION 7.2  Covenants of Transferor.  So long as any Investor Certificates
                 -----------------------
remain outstanding, Transferor shall, unless the Required Person shall otherwise consent in writing:

    (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including those relating to the Receivables, the Related Transferred Assets, the funds in the Transaction Accounts and the related Transaction Documents and any other agreements related thereto), in each case to the extent the failure to comply, individually or in the aggregate for all such failures, has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Transferor.

    (b) Preservation of Organizational Existence. Preserve and maintain its status and existence as a limited liability company, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Transferor.

    (c) Location of Offices. Keep its principal place of business and chief executive office at the address referred to in Section 7.1(h) or, upon not less
                                               --------------
than 30 days' (or such shorter number of days as is acceptable to Servicer and Trustee) prior written notice given by Transferor to Servicer and Trustee, at such other location in a jurisdiction where all action required pursuant to
Section 3.10 shall have been taken and completed.  Transferor will at all times
------------
maintain its principal place of business and chief executive offices within the United States of America.

    (d) Reporting Requirements of Transferor. Furnish to Trustee, Servicer, and the Investor Certificateholders:

        (i) Early Amortization Events. As soon as possible, and in any event within two Business Days after an Authorized Officer of Transferor has obtained knowledge of the occurrence of any Early Amortization Event or any Unmatured Early Amortization Event, a written statement of an Authorized Officer of Transferor describing the event and the action that Transferor proposes to take with respect thereto, in each case in reasonable detail,

        (ii) Material Adverse Effect. As soon as possible and in any event within two Business Days after an Authorized Officer of Transferor has knowledge thereof, written notice that describes in reasonable detail any Adverse Claim, other than any Permitted Adverse Claim, against the Transferred Assets or any other event or occurrence that, individually or in the aggregate for all such events or occurrences, has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Transferor,

        (iii) Proceedings. As soon as possible and in any event within two Business Days after an Authorized Officer of Transferor has knowledge thereof, written notice of (A) any litigation, investigation or proceeding of the type described in Section 7.1(f) not previously disclosed to Trustee
                             --------------
    and (B) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding,

        (iv) Other. Promptly, from time to time, any other information, documents, records or reports respecting the Receivables or the Related Transferred Assets or any other information respecting the condition or operations, financial or otherwise, of Transferor, in each case as Trustee or a Required Person may from time to time reasonably request in order to protect the interests of Trustee, the Trust or the Investor Certificateholders under or as contemplated by this Agreement.

    (e) Adverse Claims. Except for any conveyances under the Transaction Documents, not permit to exist any Adverse Claim (other than Permitted Adverse Claims) to or in favor of any Person upon or with respect to, or cause to be filed any financing statement or equivalent document relating to perfection that covers, any Transferred Asset or any interest therein. Transferor shall defend the right, title and interest of the Trust in, to and under the Transferred Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Transferor.

    (f) Extension or Amendment of Receivables; Change in Underwriting Guidelines. Not (i) extend, amend or otherwise modify the terms of any Receivable (except as permitted by the Collections Policy) in a manner that would have a Material Adverse Effect on the Investor Certificateholders, Trustee or Servicer or without the prior written consent of the Required Person, or (ii) permit Seller to make any change in its Collections Policy that would have a Material Adverse Effect on the Investor Certificateholders; provided that Transferor or Servicer, as applicable, may change the terms and provisions of the Credit and Collections Policy if the change is made with the prior written approval of the Required Person.

    (g) Mergers, Acquisitions, Sales, Etc.  Not:

        (i) (A) be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or (B) except pursuant to the Transaction Documents, directly or indirectly, sell, transfer, assign, convey, lease, pledge or grant a security interest in, whether in one transaction or in a series of transactions, the Transferor Certificate or all or any substantial portion of its assets, or sell or assign with or without recourse any Receivables or Related Transferred Assets (other than as provided in the Transaction Documents);

        (ii) except as contemplated in the Purchase Agreement in connection with Transferor's purchases of Receivables and Related Assets from Seller and its permitted successors, (A) make, incur or suffer to exist an investment in, equity contribution to, or payment obligation in respect of the deferred purchase price of property or services from, any Person, or (B) make any loan or advance to any Person other than for reasonable and customary operating expenses; or

        (iii) create any direct or indirect Subsidiary, joint venture, partnership or other entity or otherwise acquire direct or indirect ownership of any equity interests in any other Person, other than Eligible Investments held in Transaction Accounts.

    (h) Change in Name. Not change its corporate name or the name under or by which it does business, unless prior to the change in name, Transferor (i) shall have given Servicer and Trustee 30 days' prior written notice thereof, and (ii) shall have filed (or shall have caused to be filed) any Public Notices as Servicer or Trustee determines may be necessary to continue the perfection of the Trust's interest in the Receivables, the Related Transferred Assets and the proceeds thereof, and taken and completed all other action required by
Section 3.10.

    (i) Amendment of Certificate of Formation; Change in Business. Not amend its articles of incorporation or bylaws in any material respect, or engage in any business other than as contemplated by the Transaction Documents; provided, however, that the Transferor shall provide the Required Person with prior written notice of any amendment.

    (j) Amendments to Purchase Agreement. Not (i) cancel or terminate the Purchase Agreement or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any term or condition of the Purchase Agreement or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Purchase Agreement or (iv) take any other action under the Purchase Agreement not required by the terms thereof.

    (k) Enforcement of Transaction Documents. Perform all its obligations under and otherwise comply with the Transaction Documents and enforce the covenants and agreements of Seller in the Purchase Agreement and the other Transaction Documents to which Transferor is a party, unless instructed otherwise by Trustee or by Trustee at the direction of the Required Person in connection with the exercise of Trustee's rights pursuant to its security interest in Transferor's right, title and interest in, to and under the Transaction Documents to which Transferor is a party.

    (l) Other Indebtedness. Not (i) create, incur or permit to exist any Indebtedness, Guaranty, or liability, except for (A) other liabilities specifically permitted to be created, incurred or owed by Transferor pursuant to or in connection with the Transaction Documents and (B) liabilities for reasonable and customary operating expenses, or (ii) cause or permit to be issued for its account any letters of credit or bankers' acceptances.

    (m) Separate Organization Existence. Take, from and after the Closing Date, all reasonable steps to maintain its existence as an organization separate and apart from Servicer, Seller and any other Related Person, Transferor hereby acknowledging that Trustee and the Investor Certificateholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon Transferor's identity as a legal entity separate from Seller, Servicer and any other Person. Without limiting the generality of the foregoing, Transferor shall take such actions as shall be reasonably required in order that:

               (i) Transferor will not incur any material indirect or overhead expenses for items shared between Transferor and any Related Person other than shared items of expenses such as legal, auditing and other professional services, that will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered.

               (ii) Transferor will account for and manage its liabilities separately from those of every other Related Person, including payment of all payroll and administrative expenses and taxes (other than taxes that are determined or required to be determined on a consolidated or combined basis) from its own assets.

               (iii) Transferor will maintain corporate or company records, books of account and stationery separate from those of every Related Person; provided, however, that Transferor's financial statements may be prepared on a consolidated basis together with the Guarantor and Seller in accordance with GAAP.

               (iv) Transferor's assets will be maintained in a manner that facilitates their identification and segregation from those of any Related Person.

               (v) Transferor shall not, directly or indirectly, be named and shall not enter into an agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of a Related Person.

               (vi) Any transaction between Transferor and any Related Person will be the type of transaction which would be entered into by a prudent Person in the position of Transferor with a Related Person, and will be on terms that are at least as favorable as may be obtained from a Person that is not a Related Person (it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause).

               (vii) Transferor will not be and will not hold itself out to be responsible for the debts of any Related Person.

               (viii) Transferor will operate, conduct its business and otherwise act in a manner that is consistent with the factual assumptions in any Bankruptcy Opinion delivered in connection with the Certificates.

     (n) Taxes. File or cause to be filed all Federal, state and local tax returns that are required to be filed by it and pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Transferor shall have set aside adequate reserves on its books in accordance with GAAP and which proceedings do not have, or have a reasonable likelihood of having, a Material Adverse Effect with respect to Transferor.

     The covenants set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement within two Business Days following such discovery.

     SECTION 7.3    Indemnification by Transferor.  Without limiting any other
                    -----------------------------
rights which any Indemnified Party may have hereunder or under applicable law, Transferor hereby agrees to indemnify and hold harmless the Trust, Trustee, (Servicer, if other than a Related Person) and each Certificateholder and each of the successors, permitted transferees and assigns of any such Person and all officers, directors, shareholders, controlling Persons, employees, affiliates and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlement or otherwise, and whether or not the relevant Indemnified Party is a party to any action or proceeding that gives rise to any Indemnified Losses (as defined below)), judgments, liabilities and related reasonable costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing being collectively called "Indemnified Losses") awarded against or incurred by any of to the extent arising out of or relating to Transferor's performance of, or failure to perform, any of its obligations under or in connection with this Agreement, any other Transaction Document or any of the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom.

     Notwithstanding the foregoing (and with respect to clause (b) below,
                                                        ----------
without prejudice to the rights that Trustee may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of such Indemnified Party's officers, directors, employees, affiliates or agents), (b) to the extent the same include Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Transferor for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (c) to the extent such Indemnified Losses are or result from lost profits or other consequential damage, or (d) to the extent such Indemnified Losses are or result from taxes asserted with respect to (i) distributions on the Investor Certificates (other than any withholding taxes, if and to the extent that (A) such withholding taxes should have been (but in fact were not) withheld and paid over by the Trust to the relevant taxing authority, (B) such taxing authority asserts a claim for such withholding taxes against the Trust or the Transferor, and (C) the assets of the Trust are insufficient to satisfy such claim at the time a final determination is made that such withholding taxes are due and payable) and (ii) federal or other income taxes on or measured by the net income of such Indemnified Party.

     If for any reason the indemnification provided in this Section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Transferor shall contribute to the amount paid by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Transferor on the other hand, but also the relative fault of such Indemnified Party (if any) and Transferor and any other relevant equitable consideration.

                                  ARTICLE VIII
                                    SERVICER

     SECTION 8.1    Representations and Warranties of Servicer.  On the date
                    ------------------------------------------
hereof and on each Issuance Date, Servicer hereby makes, and any Successor Servicer (other than Trustee automatically appointed as Successor Servicer pursuant to Section 10.2) also shall be deemed to make by its acceptance of its appointment hereunder, the following representations and warranties for the benefit of Trustee and the Certificateholders:

     (a) Organization and Good Standing. Servicer is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to own its properties and to conduct its business as the properties presently are owned and as the business presently is conducted.

     (b) Due Qualification. Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the servicing of the Receivables and the Related Transferred Assets as required by this Agreement requires qualification, licenses or approvals.

     (c) Power and Authority. Servicer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

     (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which Servicer is a party when executed and delivered will constitute, a legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

     (e) Authorization; No Conflict or Violation. The execution and delivery by Servicer of this Agreement and the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the fulfillment by it of the terms hereof and thereof that are applicable to it have been duly authorized by all necessary action and will not
(i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its articles of incorporation or bylaws or (B) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it or any of its properties is bound (excluding any such agreement that is terminated on or before the Closing Date or under which Servicer has obtained all necessary consents) or (ii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

     (f) Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by Servicer, and all notices to and filings with any Governmental Authority or other Person that are required to be made by it, in the case of each of the foregoing in connection with the execution, delivery and performance by it of this

Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect, except where the failure to obtain or make such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, do not have, or have a reasonable likelihood of having, a Material Adverse Effect with respect to Servicer or Transferor.

     (g) Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Servicer, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of clauses (i) and (ii), (A) seeks to affect adversely the income tax
        -----------     ----
attributes of the transfers hereunder or the Trust under the United States federal income tax system or any state income tax system or (B) individually or in the aggregate for all such actions, suits, proceedings and investigations has, or has a reasonable likelihood of having, a Material Adverse Effect with respect to Servicer or Transferor.

     (h)  [RESERVED.]

     The representations and warranties set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by an Authorized Officer of Transferor, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement and the Required Person within two Business Days following the discovery.

     SECTION 8.2    Covenants of Servicer.  So long as any Investor Certificates
                    ---------------------
remain outstanding (other than any Investor Certificates payment for which has been duly provided for in accordance with this Agreement), Servicer shall:

     (a) Compliance with Laws, Etc. Maintain in effect all qualifications required under applicable law in order to service properly the Receivables and shall comply with all applicable laws, rules, regulations, judgments, decrees and orders.

     (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

     (c) Notice. As soon as possible (and in any event within two Business Days after an Authorized Officer has knowledge thereof), furnish to Transferor, Trustee and the Investor Certificateholders notice of any of the events described in clauses (i), (ii) and (iii) of Section 7.2(d).

     (d) Location of Offices. Maintain at all times its principal place of business and chief executive office in the United States of America.

     (e) Insurance. If requested by the Purchaser in connection with any securitization of Receivables, maintain customary errors and omissions and fidelity insurance coverage in such amounts as shall be requested.

The covenants set forth in this section shall survive the transfer and assignment of the Transferred Assets to the Trust. Upon discovery by an Authorized Officer of Transferor, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement and the Required Person within two Business Days following the discovery.

     SECTION 8.3    Merger or Consolidation of or Assumption of the Obligations
                    -----------------------------------------------------------
of, Servicer.  Except for the Permitted Sale, Servicer shall not consolidate
------------
with or merge into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless (a) Servicer is the surviving entity or, if it is not the surviving entity, the Person formed by the consolidation or into which Servicer is merged or the Person that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of Servicer shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to Trustee and in form and substance satisfactory to Trustee, the performance of every covenant and obligation of Servicer hereunder and under the other Transaction Documents to which Servicer is a party, and (b) Servicer shall have delivered to Trustee and the Required Person an Officer's Certificate stating that the consolidation, merger, conveyance, transfer or sale and the supplemental agreement comply with this Section and an Opinion of Counsel stating that the supplemental agreement is a valid and binding obligation of the surviving entity enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

     SECTION 8.4    Indemnification by Servicer.  Servicer hereby agrees to
                    ---------------------------
indemnify each Indemnified Party forthwith on demand, from and against any and all Indemnified Losses awarded against or incurred by any of them that arise out of or relate to Servicer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document in breach of the terms of such Transaction Document.

     Notwithstanding the foregoing (and with respect to clause (b) below,
                                                        ----------
without prejudice to the rights that such Indemnified Party may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of such Indemnified Party's officers, directors, employees, affiliates or agents), (b) to the extent the same includes Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Servicer for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (c) to the extent such Indemnified Losses are or result from lost profits or other consequential damage, or (d) to the extent such Indemnified Losses are or result from taxes asserted with respect to (i) distributions on the Investor Certificates (other than any withholding taxes, if and to the extent that (A) such withholding taxes should have been (but in fact were not) withheld and paid over by the Trust to the relevant taxing authority, (B) such taxing authority asserts a claim for such withholding taxes against the Trust or the Servicer, and (C) the assets of the Trust are insufficient to satisfy such claim at the time a final determination is made that such withholding taxes are due and payable) and (ii) federal or other income taxes on or measured by the net income of such Indemnified Party; provided, that clause (ii) shall not apply to limit the
                   --------       -----------
Servicer's liability for Indemnified Losses of that nature of the Trust.

     If for any reason the indemnification provided in this section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Servicer shall contribute to the amount paid by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Servicer on the other hand, but also the relative fault of such Indemnified Party (if any) and Servicer and any other relevant equitable consideration.

     SECTION 8.5    Servicer Liability.  Servicer shall be liable in accordance
                    ------------------
with this Agreement only to the extent of the obligations specifically undertaken by Servicer in such capacity herein and as set forth herein.

     SECTION 8.6    Limitation on Liability of Servicer and Others.  Servicer
                    ----------------------------------------------
shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement that in its reasonable opinion may involve it in any expense or liability. Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Receivables and Related Transferred Assets that it may reasonably deem necessary or appropriate for the benefit of the Certificateholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.


                                 ARTICLE IX
                EARLY AMORTIZATION EVENTS; TERMINATION BY SELLER

     SECTION 9.1  Early Amortization Events.  Each of the following shall
                  -------------------------
constitute an "Early Amortization Event":

     (a) any of the following shall occur;

               (i) failure on the part of Seller, Transferor or Servicer to make any deposit required by the terms of any Transaction Document within two Business Day after the date the deposit is required to be made, to repurchase any Receivable when due, or to make any other payment required by the terms of any Transaction Document on or before five Business Days after the date such payment is required to be made; or

               (ii) failure on the part of Servicer to deliver a Monthly Report within the time required under Section 3.5(c) of the Pooling Agreement, and
                                    --------------
     continuance of such failure for five (5) Business Days after notice of such failure has been provided to Services; or

               (iii) failure on the part of Seller duly to observe or perform

     Section 6.1(f), 6.1(h), 6.1(i), 6.1(j), 6.3(a), 6.3(b), 6.3(c), 6.3(e),
     --------------  ------  ------  ------  -------------------------------
     6.3(f) or 6.3(g) of the Purchase Agreement or failure on the part of
     ------    ------
     Transferor duly to observe or perform Section 7.2(c), 7.2(d), 7.2(e),
                                           -------------------------------
     7.2(f), 7.2(h), 7.2(i), 7.2(j), 7.2(k) or 7.2(m) of this Agreement, which
     --------------------------------------    ------
     failure continues unremedied for a period of 10 days; or

               (iv) failure on the part of Seller, Transferor or Servicer duly to observe or perform any other covenant or agreement set forth in any Transaction Document, which failure continues unremedied for a period of 30 days; or

          (v) failure of the Trust to pay any amount of interest accrued on any Investor Certificate on any Distribution Date, for whatever reason; or

     (b) any representation or warranty made by Seller in subsection 5.1(d),
                                                          ------------------
5.1(k), 5.1(n), 5.1(o) or 5.1(r) of the Purchase Agreement or by Transferor in
----------------------    ------
subsection 2.4(a)(i), 2.4(a)(ii) or 7.1(i) of the Pooling Agreement shall prove
--------------------  ----------    ------
to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of five (5) Business Days, or any other representation or warranty made by Transferor, Servicer, or Seller in any Transaction Document shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of 30 days;

     (c) a Bankruptcy Event shall occur with respect to Transferor, Servicer, or Seller, or Transferor shall become unable, for any reason, to transfer Receivables or other Transferred Assets to the Trust in accordance with the provisions of this Agreement; provided that if, at the time any event that would, with the passage of time, become a Bankruptcy Event occurs as a result of a bankruptcy proceeding being filed against Transferor or Seller, then, on and after the day on which the bankruptcy proceeding is filed until the earlier to occur of the dismissal of the proceeding and the commencement of the Early Amortization Period, Transferor shall not purchase Receivables and Related Assets from Seller or, if Transferor is the subject of the proceeding, transfer Receivables and Related Transferred Assets to the Trust;

     (d) Seller, the Trust or Transferor shall be required to be registered as an "investment company" under and within the meaning of the Investment Company Act of 1940, as amended;

     (e) after the allocation provided in Section 4.6 clause second, the Net
                                          -----------
Invested Amount exceeds the Base Amount for a period of two or more consecutive Business Days;

     (f) a Servicer Default shall have occurred;

     (g) Seller shall cease to own, 100% of the equity interests of Transferor;

     (h) the Internal Revenue Service or the PBGC files one or more Tax or ERISA Liens against the assets of Transferor or Seller which is not removed within 30 days;

     (i) the cessation of, or the failure to create, either ownership by the Trustee in, or a valid first-priority perfected security interest in favor of Trustee in, the Receivables or in the rights of Transferor under the Purchase Agreement;

     (j) any foreclosure or similar proceeding in respect of any adverse claim on the Transferor shall have been commenced; or title to Transferor's equity interests shall pass to the holders of such adverse claim which, after 30 days has not been dismissed;

     (k) Report of Seller's independent accountants contains a "going concern" opinion;

     (l) Seller defaults in any of its material debt instruments that singly or in the aggregate amount to $50,000 or more, and such default is not cured within the cure periods specified in the defaulted debt instruments;

     (m) a change in control of Seller occurs other than due to the result of an initial public offering or a private placement of Seller's common stock occurs;

     (n) Seller amends the Credit and Collections Policy in contravention of
Section 6.3(b) of the Purchase and Sale Agreement;
--------------

     (o) the Invested Amount is zero for 180 consecutive days;

     (p) While the Guarantee is in effect, Guarantor's stockholders' equity declines below $20,000,000 as shown by any quarterly or annual financial statement and thereafter, Seller's stockholder's equity declines below $20,000,000 calculated in accordance with GAAP on a basis that is not consolidated with Guarantor, as shown by any quarterly or annual financial statements;

     (q) Seller arranges an alternative facility to finance the Receivables;

     (r) Delinquent Receivables held by the Trust are equal to or greater than 5% of the Receivables held by the Trust; or

     (s) there is a material breach of the structuring fee side letter with CSFB.

     SECTION 9.2      Early Amortization Period.  Immediately upon the
                      -------------------------
occurrence and continuance of any Early Amortization Event, an Early Amortization Period shall commence without any notice or other action on the part of Trustee or the Series 1997-1 Certificateholders.

     SECTION 9.3      Remedies.  Upon the occurrence of an Early Amortization
                      --------
Event, Trustee shall have, in addition to all other rights and remedies available to Trustee under this Agreement or otherwise, (a) the right to apply Collections as provided herein, and (b) all rights and remedies provided under all other applicable laws, which rights, in the case of each and all of the foregoing, shall be cumulative. Trustee shall exercise the rights at the direction of the Investor Certificateholders pursuant to (and subject to the limitations specified in) Section 11.13.
                          -------------

     SECTION 9.4      Additional Rights Upon the Occurrence of Certain Events.
                      -------------------------------------------------------

     (a) If a Bankruptcy Event shall occur with respect to Transferor, this Agreement (other than this Section 9.4) and the Trust shall be deemed to have
                           -----------
terminated on the day of the Bankruptcy Event. Within seven Business Days of the date of written notice to Trustee of the Bankruptcy Event, Trustee shall:

              (i) publish a notice in an Authorized Newspaper that a Bankruptcy Event has occurred with respect to Transferor, that the Trust has terminated, and that Trustee intends to sell, dispose of or otherwise liquidate the Receivables and the Related Transferred Assets pursuant to this Agreement in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids (a "Disposition"), and

              (ii) send written notice to the Investor Certificateholders describing the provisions of this section and requesting each Investor Certificateholder to advise Trustee in writing whether (A) it wishes Trustee not to effectuate a Disposition, (B) it refuses to advise Trustee as to the specific action Trustee shall take or (C) it wishes Trustee to effect a Disposition.

    If, after 60 days from the day notice pursuant to subsection (a)(i) is first
                                                      -----------------
published (the "Publication Date"), Trustee shall not have received the written instruction described in subsection (a)(ii)(A) from Investor Certificateholders
                         ---------------------
representing at least a majority in interest, Trustee shall instruct Servicer to effectuate a Disposition, and Servicer shall proceed to consummate a Disposition. If, however, Holders representing at least a majority of interest of all Series of Investor Certificates instruct Trustee not to effectuate a Disposition, the Trust shall be reconstituted and continue pursuant to the terms of this Agreement.

    (b) Notwithstanding the termination of this Agreement and the Trust pursuant to subsection (a), the proceeds from any Disposition of the Receivables and the
   --------------
Related Transferred Assets pursuant to subsection (a) shall be treated as
                                       --------------
Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV.
                                  ----------

    (c) Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this section with respect to competitive bids.

    (d) Transferor or any of its Affiliates (other than Seller) shall be permitted to bid for the Receivables and the Related Transferred Assets. Trustee may obtain a prior determination from any bankruptcy trustee, receiver or liquidator that the terms and manner of any proposed Disposition are commercially reasonable.

    (e) Notwithstanding the termination of this Agreement and the Trust pursuant to subsection (a), Trustee shall continue to have the rights described in
   --------------
Section 9.3 and Article XI, and be subject to direction on terms consistent with
-----------     ----------
those set out in Section 11.14, pending the completion of any Disposition and/or
                 -------------
the reconstitution of the Trust.


                                   ARTICLE X
                               SERVICER DEFAULTS

    SECTION 10.1       Servicer Defaults.  Any of the following events shall
                       -----------------
constitute a "Servicer Default":

    (a) any failure by Servicer to take any action that it is required to take in its capacity as Servicer to make any payment, transfer or deposit required by any Transaction Document or to give instructions or to give notice to Trustee to make such payment, transfer or deposit, which failure continues unremedied for three Business Days,

    (b) failure on the part of Servicer duly to observe or perform any other covenants or agreements of Servicer set forth in this Agreement or any other Transaction Document, which failure continues unremedied for a period of 25 Business Days after the date on which written notice of the failure, requiring the same to be remedied, shall have been given to Servicer by Trustee, or to Servicer and Trustee by any Investor Certificateholder,

    (c) Servicer shall assign its duties under this Agreement, except as permitted by Sections 3.1(b) and 8.3,
             ---------------     ---

    (d) any representation, warranty or certification made by Servicer in any Transaction Document or in any certificate or other document or instrument delivered pursuant to any Transaction Document shall prove to have been incorrect when made or delivered, and continues to be incorrect in any material respect for a period of 15 Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Trustee, or to Servicer and Trustee by any Investor Certificateholder, or

    (e) any Bankruptcy Event shall occur with respect to Servicer.

In the event of any Servicer Default, so long as such Servicer Default shall not have been remedied, Trustee (at the direction of the Required Person), by notice then given in writing to Servicer (a "Termination Notice"), shall terminate all the rights and obligations (other than obligations of such Servicer under Sections 8.4 and 11.5) of Servicer as Servicer under this Agreement.

    As soon as possible, and in any event within two Business Days, after an Authorized Officer of Servicer has obtained knowledge of the occurrence of any Servicer Default, Servicer shall furnish Transferor, Trustee and the Required Person, and Trustee shall promptly furnish each other Investor
Certificateholder, notice of such Servicer Default.

    SECTION 10.2       Trustee to Act; Appointment of Successor Servicer.
                       -------------------------------------------------

    (a) On and after Servicer's receipt of a Termination Notice pursuant to
Section 10.1, Servicer shall continue to perform all servicing functions under
------------
this Agreement until the date specified in the Termination Notice or otherwise specified by Trustee in writing or, if no such date is specified in the Termination Notice, or otherwise specified by Trustee, until a date mutually agreed upon by Servicer and Trustee. Trustee shall, as promptly as possible after the giving of a Termination Notice, nominate an Eligible Servicer as successor servicer (the "Successor Servicer"); provided that (i) in so appointing any Successor Servicer, Trustee shall give due consideration to any Successor Servicer proposed by any Required Person, (ii) such Successor Servicer is approved by the Required Person and (iii) such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to Trustee and the Required Person. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when Servicer ceases to act as Servicer, Trustee without further action shall automatically be appointed the Successor Servicer. Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with Section 3.1(b). If
                                                        --------------
Trustee is prohibited by applicable law from performing the duties of Servicer hereunder, Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer hereunder. Trustee shall give prompt notice to each Investor Certificateholder upon the appointment of a Successor Servicer.

    (b) After Servicer's receipt of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by Trustee and shall have accepted the appointment pursuant to subsection (a), all authority and power of Servicer
                            --------------
under this Agreement shall pass to and be vested in the Successor Servicer (a "Service Transfer"); and, without limitation, Trustee is hereby authorized and empowered to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, all documents and instruments, and to do and accomplish all other acts or things that Trustee reasonably determines are necessary or appropriate to effect the purposes of the Service Transfer. Upon the appointment of the Successor Servicer and its acceptance thereof, Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that Trustee indicates will facilitate the transition of the performance of such activities to the Successor Servicer. Servicer agrees that it shall use best efforts to assist the Successor Servicer in assuming the obligations to service and administer the Receivables and the Related Transferred Assets, on the terms and subject to the conditions set forth herein, and to effect the termination of the responsibilities and rights of Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of Servicer to service the Receivables and Related Transferred Assets provided for under this Agreement and all authority over all cash amounts that shall thereafter be received with respect to the Receivables or the Related Transferred Assets. Servicer shall, within five Business Days after the designation of a Successor Servicer, transfer its electronic records (and any related software and software licenses, appropriately assigned and prepaid) relating to the Receivables, the related Obligor Loan Agreements and the Related Transferred Assets to the Successor Servicer in such electronic form as the Servicer may have maintained the same and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables and the Related Transferred Assets in the manner and at such times as the Successor Servicer shall request. To the extent that compliance with this Section shall require any Servicer to disclose to the Successor Servicer information of any kind that such Servicer deems to be confidential, prior to the transfer contemplated by the preceding sentence the Successor Servicer shall be required to enter into a reasonable confidentiality agreement which shall permit it to carry out its duties in the best interests of the Investor Certificateholders. The termination of the Servicer having occurred as a consequence of a Servicer Default, all reasonable costs and expenses (including attorneys' fees and disbursements) incurred in connection with transferring the Receivables, the Related Transferred Assets and all related Records (including the related Contracts) to the Successor Servicer and amending this Agreement and the other Transaction Documents to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer within 15 days after presentation of reasonable documentation of the costs and expenses; provided that if the predecessor Servicer or preceding Servicer, as the case may be, fails to make such payment within such time, Transferor shall make such payment within five days thereafter. The predecessor or Servicer shall be entitled to any accrued fees.

    (c) Upon its appointment and acceptance thereof, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on Servicer by the terms and provisions hereof (and shall carry out such responsibilities and duties in accordance with standards of reasonable commercial prudence), and all references in this Agreement to Servicer shall be deemed to refer to the Successor Servicer.

    (d) All authority and power granted to Servicer or the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1, and shall pass to and be vested in
                      ------------
Transferor and, without limitation, Transferor is hereby authorized and empowered, on and after the effective date of such termination, to execute and deliver, on behalf of Servicer or the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments and to do and accomplish all other acts or things that Transferor reasonably determines are necessary or appropriate to effect the purposes of such transfer of servicing rights. Servicer or Successor Servicer agrees to cooperate with Transferor in effecting the termination of the responsibilities and rights of Servicer or Successor Servicer to conduct servicing of the Receivables and the Related Transferred Assets. Servicer or Successor Servicer shall, within five Business Days after such termination, transfer its electronic records relating to the Receivables and the Related Transferred Assets to Transferor in such electronic form as Transferor may reasonably request and shall transfer all other records, correspondence and documents relating to the

Receivables and the Related Transferred Assets to Transferor in the manner and at such times as Transferor shall reasonably request. To the extent that compliance with this Section shall require Servicer or Successor Servicer to disclose to Transferor information of any kind that Servicer or Successor Servicer deems to be confidential, Transferor shall be required to enter into such customary licensing and confidentiality agreements as Servicer or Successor Servicer shall deem necessary to protect its interests. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred by Trustee in connection with the termination shall be paid by Transferor within 15 days after presentation of reasonable documentation of the costs and expenses. Trustee may reserve and withhold from distributions to the Transferor such amounts as it reasonably determines may be required for the payment of such costs and expenses.

    Notwithstanding any provisions contained in any Transaction Document to the contrary, Transferor shall not, and shall not be obligated to, pay any amount pursuant to this Section. Any amount which Transferor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in (S)101 of the Bankruptcy Code) against or company obligation of Transferor for any such insufficiency.

    (e) To the extent that this Agreement or any other Transaction Document requires Servicer to obtain information from another Person or to cause another Person to act or abstain from acting, such provision shall be construed only to require a Successor Servicer to use reasonable efforts to obtain information from another Person or to cause another Person to act or abstain from acting.

    SECTION 10.3       Notification of Servicer Default, Notification of
                       -------------------------------------------------
Appointment of Successor Servicer.  Within two Business Days after an Authorized
---------------------------------
Officer of Servicer becomes aware of any Servicer Default, Servicer shall give written notice thereof to Transferor, Trustee and the Required Person, and Trustee shall, promptly upon receipt of the written notice, give notice to the other Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, Trustee shall give prompt written notice
                          ---------
thereof to the Investor Certificateholders at their respective addresses appearing in the Certificate Register.

    SECTION 10.4       Waiver of Servicer Defaults.  The Required Person may, on
                       ---------------------------
behalf of the Transferor and all the Holders, waive in writing any Servicer Default hereunder and its consequences. Upon any such waiver of a Servicer Default, such Servicer Default shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE XI
                                    TRUSTEE

    SECTION 11.1       Duties of Trustee.  Trustee shall have no duty unless it
                       -----------------
is specifically identified in this Agreement.

    (a) Trustee undertakes to perform the duties and only the duties as are specifically set forth in this Agreement. The provisions of this Article XI
                                                                  ----------
shall apply to Trustee solely in its capacity
as Trustee, and not to Trustee in its capacity as Servicer if it is acting as Servicer. Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided that if Trustee shall assume the duties of Servicer pursuant to Section 10.2, Trustee in performing the duties shall use
                     ------------
the degree of skill and attention customarily exercised by a servicer with respect to trade receivables that it services for itself or others. Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in, or incidental to the performance of its duties under, the Transaction Documents.


    (b) Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to Trustee that are specifically required to be furnished to Trustee pursuant to any provision of this Agreement, shall examine them to determine whether they are substantially in the form required by this Agreement. Trustee shall give written notice to the Person who furnished any item of the type listed in the preceding sentence of any lack of substantial conformity of any such item to the applicable requirements of this Agreement. In addition, Trustee shall give prompt written notice to the Investor Certificateholders of any lack of substantial conformity of any such instrument to the applicable requirements of this Agreement discovered by Trustee that would entitle a specified percentage of the Investor Certificateholders or the Holders of any Series of Certificates or any Required Person to take any action pursuant to this Agreement. During the first week of each calendar year, Trustee shall provide the Required Person with a certificate, signed by a Responsible Officer, to the effect that Trustee is not aware of any Early Amortization Event (or, if it is aware of any Early Amortization Event, specifying the nature of that event).

    (c) Subject to subsection (a), no provision of this Agreement shall be
                   --------------
construed to relieve Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided that:

              (i) Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of Trustee, unless it shall be proved that Trustee was negligent in ascertaining the pertinent facts,

              (ii) Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction (as applicable) of any Required Person relating to the time, method and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred upon Trustee, under this Agreement,

              (iii) Trustee shall not be charged with knowledge of (A) any Servicer Default referred to in subsections (a), (b) or (c) of Section 10.1,
                                    ---------------  ---    ---    ------------
    (B) any breach of the representations and warranties of Transferor set forth in Section 7.1, or the representations and warranties of Servicer set forth
       -----------
    in Section 8.1, (C) any breach of the covenants of Transferor set forth in
       -----------
    Section 7.2, or the covenants of Servicer set forth in Section 8.2, or (D)
    -----------                                            -----------
    the ownership of any Certificate for purposes of Section 6.5, in each case
                                                     -----------
    unless a Responsible Officer of Trustee obtains actual knowledge of the matter or Trustee receives written notice of the matter from Servicer, or from any Holder,

              (iv) the duties and obligations of Trustee shall be determined solely by the express provisions of this Agreement, Trustee shall not be liable except for the performance of the duties and obligations that specifically shall be set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against Trustee and, in the absence of bad faith on the part of Trustee, Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions that are furnished to Trustee and that conform to the requirements of this Agreement, and

             (v) without limiting the generality of this section or Section
                                                                    -------
    11.2, Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Receivables or the Related Transferred Assets, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof (except that Trustee (x) shall note in its records the date of filing of each Public Notice identified to it in writing as having been filed in connection with the Transaction Documents, or filed in connection with a predecessor receivables securitization and amended and/or assigned in connection with the Transaction Documents, and naming Trustee as secured party or assignee of the secured party, (y) shall, unless it shall have received an Opinion of Counsel to the effect that no such filing is necessary to continue the perfection of Transferor's or Trustee's interests in the Receivables and the Related Assets, cause continuation statements to be filed with respect to each such Public Notice that is a UCC financing statement not less than four years and six months and not more than five years after (1) its filing date and (2) the date of filing of any prior continuation statement and (z) shall, unless it shall have received an Opinion of Counsel to the effect that no such filing is necessary to continue the perfection of Transferor's or Trustee's interests in the Receivables and the Related Assets, cause appropriate Public Notices that are not UCC financing statements to be filed to continue the perfection of Transferor's or Trustee's interests in the Receivables and the Related Assets within the requisite time periods), (B) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Adverse Claim or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (C) to confirm or verify the contents of any reports or certificates of Servicer delivered to Trustee pursuant to this Agreement that are believed by Trustee to be genuine and to have been signed or presented by the proper party or parties or (D) to ascertain or inquire as to the performance or observance of any of Transferor's, Servicer's representations, warranties or covenants, Servicer's duties and obligations as Servicer.

    (d) Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if Trustee reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Trustee to perform, or be responsible for the manner of performance of, any obligations of Servicer or the Verification Company under this Agreement except during the time, if any, that Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, Servicer in accordance with the terms of this Agreement.

    Notwithstanding the foregoing, as Successor Servicer, Trustee shall have no liability arising out of or resulting from any act, omission or breach of this Agreement and of any other Transaction Document of the terminated Servicer, Transferor or Seller. The Successor Servicer shall have no liability to any Certificateholder, Trustee, or to any other Person, for any costs, expenses, losses, damages, claims and liabilities arising out of or resulting from delays of the terminated Servicer or Transferor in transmitting Records to the Successor Servicer, permitting inspection of Records or facilities, or for any other costs, expenses, losses, damages, claims and liabilities incurred in the servicing transition.

    (e) Except for actions expressly authorized by this Agreement, Trustee shall take no action reasonably likely to impair the interests of the Trust in any Transferred Asset now existing or hereafter created or to impair the value of any Transferred Asset now existing or hereafter created.

    (f) Except to the extent expressly provided otherwise in this Agreement, Trustee shall have no power to vary the Transferred Assets.

    (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day on which such obligation, duty or agreement is required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, Trustee shall be obligated, promptly upon its actual knowledge thereof, to perform the obligation, duty or agreement in the manner so required.

    SECTION 11.2       Certain Matters Affecting Trustee.  Except as otherwise
                       ---------------------------------
provided in Section 11.1:
            ------------

    (a) Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, opinion of counsel, certificate of auditors or any other certificate, statement, instrument, instruction, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document and any information contained therein reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties including, but not limited to, reports and records required by
Article III,
-----------

    (b) Trustee may consult with counsel and any opinion of counsel rendered by counsel reasonably satisfactory to Transferor the Required Person shall be full and complete authorization and protection in respect of any action taken or permitted or omitted by it hereunder in good faith and in accordance with such opinion of counsel,

    (c) Trustee (including in its role as Successor Servicer, if it ever acts in that capacity) shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation or other proceeding hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided that nothing contained herein shall relieve Trustee of the obligations, upon the occurrence and continuance of a Servicer Default that has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs,

    (d) Trustee shall not be personally liable for any action taken, permitted or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement,

    (e) Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Required Person; provided that if the payment within a reasonable time to Trustee of the costs, expenses, or liabilities likely to be incurred by it in connection with making such investigation shall be, in the opinion of Trustee, not reasonably assured to Trustee by the security afforded to it by the terms of this Agreement, Trustee may require reasonable indemnity from the Required Person against such cost, expense, or liability as a condition to proceeding with the investigation. The reasonable expense of every examination shall be paid by Servicer or, if paid by Trustee, shall be reimbursed by Servicer upon demand or Transferor if Servicer fails to make such payment,

    (f) Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, representatives, attorneys or a custodian, and Trustee shall not be responsible for any misconduct or negligence on the part of any agent, representative, attorney or custodian appointed with due care by it hereunder,

    (g) except as may be required by Sections 11.1(b) and 11.1(c)(v) hereof,
                                     ----------------     ----------
Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Transferred Assets for the purpose of establishing the presence or absence of defects or for any other purpose,

    (h) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to Trustee shall be subject to the provisions of this section,

    (i) Trustee shall have no liability with respect to the acts or omissions of Servicer or the Verification Company (except and to the extent Servicer is Trustee), including, but not limited to, acts or omissions in connection with:
(A) the servicing, management, administration or verification of the Receivables or the Related Transferred Assets, (B) calculations made by Servicer or the Verification Company whether or not reported to Trustee, and (C) deposits into or withdrawals from Transaction Accounts established pursuant to the terms of this Agreement, and

    (j) in the event that Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to Trustee pursuant to this Article XI shall also be afforded to Trustee acting as Paying
                 ----------
Agent or as Transfer Agent and Registrar.

    SECTION 11.3   Limitation on Liability of Trustee.  Trustee shall at no
                   ----------------------------------
time have any responsibility or liability for or with respect to the correctness of the recitals contained herein or in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in
Section 11.15, Trustee makes no representations as to the validity or
-------------
sufficiency of this Agreement, the Certificates (other than the certificate of authentication on the Certificates) any other Transaction Document or any Transferred Asset or related document. Trustee shall not be accountable for the use or application (i) by Transferor of any of the Certificates or of the proceeds of such Certificates, or (ii) for the use or application of any funds paid to Transferor or to Servicer (other than to Trustee in its capacity as Servicer) in respect of the Transferred Assets or deposited by Servicer in or withdrawn by Servicer from the Bank Accounts, the Transaction Accounts or any other accounts hereafter established to effectuate the transactions contemplated herein or in the other Transaction Documents and in accordance with the terms hereof or thereof.

    Except as provided in Section 11.1(c)(v), Trustee shall at no time have any
                          ------------------
responsibility or liability for or with respect to the legality, validity, or enforceability of any ownership or security interest in any Transferred Asset, or the perfection or priority of such a security interest or the maintenance of any such perfection or priority, or for the generation of the payments to be distributed to Certificateholders under this Agreement, including: (a) the existence and substance of any Transferred Asset or any related Record or any computer or other record thereof, (b) the validity of the transfer of any Transferred Asset to the Trust or of any preceding or intervening transfer, (c) the performance or enforcement of any Transferred Asset, (d) the compliance by Transferor, Servicer with any warranty or representation made under this Agreement or in any other Transaction Document and the accuracy of any such warranty or representation prior to Trustee's receipt of actual notice of any noncompliance therewith or any breach thereof, (e) the acts or omissions of Transferor, Servicer, Seller or any Obligor, (f) any action of Servicer taken in the name of Trustee, or (g) any action by Trustee taken at the instruction of Servicer; provided that the foregoing shall not relieve Trustee of its obligation to perform its duties (including but not limited to its duties, if any, to act as Servicer in accordance with Section 10.2) under the Agreement in
                                           ------------
accordance with the terms hereof.

    Except with respect to a claim based on the failure of Trustee to perform its duties under this Agreement or based on Trustee's negligence or willful misconduct, no recourse shall be had against Trustee in its individual capacity for any claim (a "Non-Recourse Claim") based on any provision of this Agreement, any other Transaction Document, the Certificates, any Transferred Asset or any assignment thereof. Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any Non-Recourse Claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity to the Trust or Trustee as provided in this Agreement.

    SECTION 11.4  Trustee May Deal with Other Parties.  Subject to any
                  -----------------------------------
restrictions that may otherwise be imposed by Section 406 of ERISA or Section 4975(e) of the Internal Revenue Code, Trustee in its individual or any other capacity may deal with the other parties hereto (other than Transferor) and their respective affiliates, with the same rights as it would have if it were not Trustee.

    SECTION 11.5  Eligibility Requirements for Trustee.  Trustee hereunder
                  ------------------------------------
shall at all times: (a) be (i) a banking institution organized under the laws of the United States, (ii) a member bank of the Federal Reserve System or (iii) any other banking institution or trust company, incorporated and doing business under the laws of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and that is supervised and examined by a state or federal authority having supervision over banks, (b) have a combined capital and surplus of at least $250,000,000 and (c) have an unsecured long-term debt rating of at least "A" or its equivalent. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this section, the combined capital and surplus of the corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time Trustee shall cease to be eligible in accordance with the provisions of this section, Trustee shall resign immediately in the manner and with the effect specified in Section 11.6.
                                               ------------

    SECTION 11.6  Resignation or Removal of Trustee.
                  ---------------------------------

    (a) Trustee may at any time (a) resign and be discharged from its obligations hereunder by giving 30 days prior written notice thereof to Transferor, Servicer, the Verification Company, the Investor Certificateholders and the Required Person or (b) be removed and discharged from its obligations hereunder by the Required Person giving 10 days' prior written notice thereof to Transferor, Servicer, the Investor Certificateholders and Trustee. Upon receiving the notice of resignation or removal, Transferor shall promptly appoint a successor Trustee who meets the eligibility requirements set forth in
Section 11.5 by written instrument, in duplicate, one copy of which shall be
------------
delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation or within 10 days after the giving of the notice of removal, the resigning or removed Trustee, upon notice to the Required Person, may petition any court of competent jurisdiction to appoint a successor Trustee.

    (b) If at any time Trustee shall cease to be eligible to be Trustee hereunder in accordance with the provisions of Section 11.5 hereof and shall
                                               ------------
fail to resign promptly after its receipt of a written request therefor by the Required Person, or if at any time Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or if a receiver for Trustee or of its property shall be appointed, or any public officer shall take charge or control of Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Transferor may remove Trustee and, subject to the consent of the Required Person (which consent shall not be unreasonably withheld or delayed), promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which shall be delivered to Trustee so removed and one copy to the successor Trustee.

    (c) Any resignation or removal of Trustee and appointment of a successor Trustee pursuant to any of the provisions of this section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.7 hereof. Any resignation or removal of Trustee, when effective,
   ------------
shall terminate Trustee in all capacities under the Transaction Documents.

    SECTION 11.7  Successor Trustee.
                  -----------------

    (a) Any successor Trustee appointed as provided in Section 11.6 shall
                                                       ------------
execute, acknowledge and deliver to Transferor, Servicer, the Investor Certificateholders and the predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall, upon payment of its fees and expenses and other amounts owed to it pursuant to this Agreement become effective and the successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee, at the expense of Servicer, all documents or copies thereof and statements held by it hereunder; and Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

    (b) No successor Trustee shall accept appointment as provided in this section unless at the time of the acceptance the successor Trustee shall be eligible to become Trustee under the provisions of Section 11.5.
                                                   ------------

    (c) Upon acceptance of appointment by a successor Trustee as provided in this section, the successor Trustee shall mail notice of the succession hereunder to all Investor Certificateholders at their addresses as shown in the Certificate Register and to the Required Person.

    SECTION 11.8  Merger or Consolidation of Trustee.  Any Person into
                  ----------------------------------
which Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of Trustee, shall be the successor of Trustee hereunder, if the Person meets the requirements of Section 11.5, without the
                                                   ------------
execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Trustee shall promptly give notice to the Required Person upon any merger or consolidation of Trustee.

    SECTION 11.9       Appointment of Co-Trustee or Separate Trustee.
                       ---------------------------------------------

    (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons (who may be an employee or employees of Trustee) to act as a co-Trustee or co-Trustees, or separate Trustee or separate Trustees, with respect to all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this section, such powers, duties, obligations, rights and trusts as Trustee may consider necessary or appropriate; provided, that such appointment shall be subject to the prior written consent of Transferor unless an Early Amortization Event or Servicer Default is continuing; and provided further, that in any event Trustee will give Transferor and Servicer prior written notice of such appointment. No co-Trustee or separate Trustee shall be required to meet the terms of eligibility as a successor Trustee under Section 11.5 and no notice to Certificateholders of the
              ------------
appointment of any co-Trustee or separate Trustee shall be required under
Section 11.7.
------------

    (b) Every separate Trustee and co-Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred or imposed upon Trustee shall be conferred or imposed upon and exercised or performed by Trustee and the separate Trustee or co-Trustee jointly (it being understood that the separate Trustee or co-Trustee is not authorized to act separately without Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to Servicer hereunder), Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of Trustee,

              (ii) no Trustee or co-Trustee hereunder shall be personally liable by reason of any act or omission of any other Trustee or co-Trustee hereunder, and

              (iii) Trustee may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

    (c) Any notice, request or other writing given to Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Article XI. Each separate Trustee and co-Trustee, upon its acceptance
        ----------
of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection or indemnity to, Trustee. Every such instrument shall be filed with Trustee and a copy thereof given to Servicer.

    (d) Any separate Trustee or co-Trustee may at any time constitute Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any other Transaction Document on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee or co-Trustee.

    SECTION 11.10   Tax Returns.  No Federal income tax return shall be
                    -----------
filed on behalf of the Trust unless required by applicable law or any Governmental Authority. In the event the Trust shall be required to file tax returns, Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit the returns to Trustee for signature at least five Business Days before the returns are due to be filed. Trustee shall promptly sign and deliver the returns to Servicer and Servicer shall promptly file the returns. Servicer shall also prepare or shall cause to be prepared all tax information required by law to be made available to Certificateholders and shall deliver the information to Trustee at least five Business Days prior to the date it is required by law to be made available to the Certificateholders. Trustee, upon request, will furnish Servicer with all the information known to Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such returns as Trustee determines are appropriate.

    SECTION 11.11   Trustee May Enforce Claims Without Possession of
                    ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement, the
------------
Certificates or the other Transaction Documents may be prosecuted and enforced by Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel, be distributed to the Certificateholders in respect of which such judgment has been obtained in accordance with Article V of this Agreement.
                ---------

    SECTION 11.12   Suits for Enforcement.  If an Early Amortization Event
                    ---------------------
or a Servicer Default shall occur and be continuing, Trustee, in its discretion may, subject to the provisions of

Sections 11.1 and 11.13, proceed to protect and enforce its rights and the
-------------     -----
rights of the Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates or the rights of any Holder thereof, or to authorize Trustee to vote in respect of the claim of any Investor Certificateholder in any such proceeding.

    SECTION 11.13    Rights of Required Person to Direct Trustee.  The
                     -------------------------------------------
Required Person shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred on Trustee; provided that, subject to Section 11.1,
                                                               ------------
Trustee may decline to follow any such direction if Trustee, being advised by counsel, determines that the action so directed may not be taken lawfully, or if a Responsible Officer or Responsible Officers of Trustee shall determine, in good faith, that the proceedings so directed would be illegal or involve Trustee in incurring unreimbursed costs and expenses or personal liability or be unduly prejudicial to the rights of the Investor Certificateholders not giving such direction; and provided further, that nothing in this Agreement shall impair the right of Trustee to take any action deemed proper by Trustee and that is not inconsistent with such direction of the Required Person.

    SECTION 11.14    Representations and Warranties of Trustee.  Trustee
                     -----------------------------------------
represents and warrants that:

    (a) it is a national banking association, organized existing and in good standing under the laws of the United States,

    (b) it has full power, authority and right to execute, deliver and perform the Transaction Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of the Transaction Documents, and

    (c) the Transaction Documents to which it is a party have been duly executed and delivered by Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

    SECTION 11.15    Maintenance of Office or Agency.  Trustee will maintain,
                     -------------------------------
at its address designated pursuant to Section 13.5, an office, offices, agency
                                      ------------
or agencies where notices and demands to or upon Trustee in respect of the Certificates and the Transaction Documents to which it is a party may be served. Trustee will give prompt written notice to Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                  ARTICLE XII
                                  TERMINATION

    SECTION 12.1    Termination of Trust.
                    --------------------

    (a) If not earlier terminated pursuant to Section 9.3, the Trust and the
                                              -----------
respective obligations and responsibilities of Transferor, Servicer and Trustee created hereby (other than the obligation of Trustee to make payments to Certificateholders as hereinafter set forth and the obligations of Servicer contained in Section 3.5) shall terminate, except with respect to the duties and
             -----------
obligations described in Sections 3.9, 7.3, 8.4, 8.10, 11.5, 12.2(b), 13.8,
                         ------------  ---  ---  ----  ----  -------  ----
13.13, 13.14 and 13.15 upon the earliest to occur of (i) the day on which the
-----  -----     -----
Investor Certificateholders and Trustee shall have been paid all amounts required to be paid to them pursuant to this Agreement and Trustee has disposed of all property held hereunder (including pursuant to Section 12.3) and (ii) the
                                                      ------------
day which is 21 years less one day after the death of the officers and the last survivor of all the lineal descendants of Joseph P. Kennedy, Ambassador to the Court of St. James, who are living on the date hereof.

    (b) Notwithstanding the foregoing, the last payment of the principal of and interest on the Investor Certificates shall be due and payable no later than the Final Scheduled Payment Date. If, on the Report Date for the Distribution Date immediately prior to the Final Scheduled Payment Date, Servicer determines that the Invested Amount for such Series on such Final Scheduled Payment Date plus all other amounts due Investor Certificateholders (after giving effect to all distributions from available Collections and investment earnings in Transaction Accounts on such date) will exceed zero, Servicer shall solicit bids from the public in the manner of a sale conducted by a creditor under the UCC for the sale of the Transferred Assets for such Series. Transferor shall be entitled to participate in and to receive notice of each bid submitted in connection with the bidding process. Upon the expiration of the bidding period, Servicer shall determine (x) the Highest Bid and (y) the Available Final Distribution Amount for such Series. If the Highest Bid is not at least equal to the sum of the Invested Amount and all other amounts due the Investor Certificateholders of such Series on the Final Scheduled Payment Date for such Series (after giving effect to all distributions required to be made on the Final Scheduled Payment Date for the Series), the written consent of the Required Person shall be
required for the sale.   Servicer shall sell the Transferred Assets on the Final
Scheduled Payment Date the bidder with the Highest Bid and shall deposit the proceeds of such sale in the Master Collection Account for allocation (together with the Available Final Distribution Amount) to the Certificateholders of such Series.


    SECTION 12.2    Final Distribution.
                    ------------------

    (a) Servicer shall give Trustee at least 20 Business Days' prior written notice of the date on which the Trust is expected to terminate in accordance with Section 12.1(a). The notice shall be accompanied by a certificate of an
     ---------------
Authorized Officer of Servicer setting forth the information specified in
Section 3.6 covering the period during the then current calendar year through
-----------
the date of the notice. Upon receiving the notification from Servicer, Trustee shall give the Certificateholders written notice as soon as practicable after Trustee's receipt of notice from Servicer, which notice shall specify (i) the Distribution Date (the "Final Distribution Date") upon which final payment with respect to the Certificates is expected to be made and (ii) the amount of any such final payment. Trustee shall give the notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Certificateholders. On the Final Distribution Date, Trustee shall, based upon the Monthly Report relating to the Final Distribution Date, cause to be distributed to the

Certificateholders the amounts distributable to them on the Final
Distribution Date.  Each Certificateholder shall present its Certificate to Trustee and surrender its Certificate for cancellation at the address of Trustee described in Section 13.5 not more than ten Business Days after the
                     ------------
Final Distribution Date upon which final payment with respect to the Certificates has been made.

    (b) Notwithstanding the termination of the Trust pursuant to Section
                                                                 -------
12.1(a), all funds then on deposit in the Transaction Accounts shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or Trustee shall pay such funds to the Certificateholders at the time set forth in Section 12.2(a). If any Certificateholder does not claim the portion of such
   ---------------
funds to which it is entitled to receive on the Final Distribution Date, interest shall cease to accrue on its Certificate and Trustee shall hold such funds in trust for such Person, subject to the further provisions of this Section. In the event that any of the Certificateholders shall not have claimed their final payment with respect to their Certificates within six months after the Final Distribution Date, Trustee shall give a second written notice to the remaining Certificateholders concerning payment of the final distribution with respect thereto and surrender of their Certificates for cancellation. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Master Collection Account held for the benefit of such Certificateholders. Trustee and the Paying Agent shall pay to Transferor any monies held by them for the payment of principal of or interest on the Certificates that remains unclaimed for two years after the termination of the Trust pursuant to Section 12.1(a). After payment of the monies to Transferor,
                  ---------------
Certificateholders entitled to the money must look to Transferor for payment as unsecured general creditors unless an applicable abandoned property law designates another Person.

    SECTION 12.3     Rights Upon Termination of the Trust.  Upon the
                     ------------------------------------
termination of the Trust pursuant to Section 12.1 and the surrender of the
                                     ------------
Transferor Certificate by Transferor to Trustee, Trustee shall transfer, assign, set over and otherwise convey to Transferor (without recourse, representation or warranty), all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, the Related Transferred Assets and all of the other property and rights previously conveyed to Trustee hereunder, except for amounts held by Trustee pursuant to Section 12.2(b) and except for
                                               ---------------
the rights of HCFF Indemnified Parties (other than Transferor and its officers, directors, shareholders, controlling Persons, employees and agents)
to indemnification and contribution under Section 9.1 of the Purchase
                                          -----------
Agreement. Trustee shall execute and deliver the instruments of transfer and assignment (including any document necessary to release the security interest in favor of Trustee (for the benefit of the Certificateholders) in such Receivables and Related Transferred Assets, to release any filing evidencing or perfecting such security interest and to terminate all powers of attorney created by the Transaction Documents), in each case without recourse, representation or warranty, that shall be reasonably requested by Transferor to vest in Transferor all right, title and interest that Trustee had in the Transferred Assets.

    SECTION 12.4     Optional Repurchase of Investor Interests.  On any
                     -----------------------------------------
Distribution Date occurring on or after the date that the Invested Amount of is reduced to 10% or less of the initial aggregate principal amount of the Investor Certificates, and no Early Amortization Event exists for any Series, Transferor or Servicer shall have the option, upon the giving of 45 days prior written notice to Servicer, Trustee and the Required Person to repurchase the undivided interest of such Series in the Trust by depositing into the Principal Funding Account, on such Distribution Date (the "Repurchase Distribution Date") an amount (the "Repurchase Amount") equal to the unpaid Invested

Amount of the Series plus accrued and unpaid interest on the unpaid principal amount of the Series (and accrued and unpaid interest with respect to interest amounts that were due but not paid on a prior Distribution Date) through the day preceding such Distribution Date at the Certificate Rate applicable to such Series, without the payment of any premium or penalty. Upon tender of all outstanding Certificates owned by a Certificateholder, Trustee shall then distribute to such Certificateholder the portion of such amounts owed to such Certificateholder, together with all other amounts on deposit in the Principal Funding Account with respect to that Series that are owed to such Certificateholder, on the next Distribution Date in repayment of the principal amount and all accrued and unpaid interest owing to such Certificateholder. Interest shall cease to accrue on the Repurchase Distribution Date and following the Repurchase Distribution Date, the Certificateholders of the Series shall have no further rights with respect to the Transferred Assets and Trustee shall execute and deliver the instruments of transfer and assignment (including any document necessary to release the security interest in favor of Trustee (for the benefit of the Certificateholders) in the Transferred Assets and to release any filing evidencing or perfecting the security interest), in each case without recourse, representation or warranty, as shall be reasonably requested by Transferor to vest in Transferor all right, title and interest that Trustee had in the Transferred Assets. In the event that Transferor fails for any reason to deposit the Repurchase Amount for in accordance with the terms of this Agreement, payments shall continue to be made to the Certificateholders of each Series in accordance with the terms of this Agreement.


                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

    SECTION 13.1     Amendment, Waiver, Consents of Required Person, Etc.
                     ----------------------------------------------------

    (a) Except to the extent provided otherwise hereinafter in clauses (i) and
                                                               -----------
(ii), the provisions of this Agreement may be amended, modified or waived from
----
time to time by Servicer, Transferor and Trustee, with the consent of the Required Person, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment, modification or waiver shall:

              (i) reduce in any manner the amount of, or delay the timing of, allocations, payments or distributions in respect of the portion of the Invested Amount, yield on any Certificates or other distributions on any Certificates without the consent of each Certificateholder; or

              (ii) amend, modify or waive any provision of this Agreement which requires the approval or consent of a specified percentage of Certificateholders without the consent of the same percentage of Certificateholders.

Trustee shall establish a record date for determining which Certificateholders may give such waivers and consents. No waiver of any Early Amortization Event or other default hereunder given at any time shall apply to any other prior or subsequent Amortization Event or default.

    (b) As soon as practicable before the execution and delivery of any amendment, consent or waiver pursuant to Section 13.1(a), but in no event later
                                         ---------------
than twenty Business Days prior to such
execution and delivery, Trustee shall deliver a copy of such proposed amendment, consent or waiver to each Certificateholder.

    (c) Promptly after the execution of any such amendment, consent or waiver, Trustee shall furnish copies of such amendment or consent to each Certificateholder.

    (d) The manner of obtaining any waiver or consent given by the Certificateholders under this Section 13.1 and of evidencing the authorization
                              ------------
of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as Trustee may prescribe.

    (e) Each consent or waiver given by any Certificateholder in connection with any matter described in Section 13.1 or in any other provision of this Agreement
                        ------------
shall be conclusive and binding on such Certificateholder and on all future Certificateholders and of any Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof whether or not notation of such consent is made upon such Certificate.

    (f) Any request for approval or consent of the Required Person required under the Transaction Documents shall be made in writing delivered by facsimile (confirmed in writing) or overnight courier (with signed receipt evidencing delivery) to the Required Person. The Required Person shall either approve or reject any such request within five (5) Business Days of its receipt of such request. If the Required Person does not respond to any such request within five (5) Business Days of its receipt of any such request, such request shall be deemed to have bee approved by the Required Person.

    SECTION 13.2     Actions by Certificateholders.
                     -----------------------------

    (a) By its acceptance of Certificates pursuant to this Agreement, each Certificateholder acknowledges and agrees that, wherever in this Agreement a provision states that an action may be taken or a notice, demand or instruction given by any Series of Investor Certificateholders, any class of Investor Certificateholders or the Investor Certificateholders, the action, notice or instruction may be taken or given by any Holder of an Investor Certificate of the Series or class or by any Investor Certificateholder, respectively, unless the provision requires a specific percentage of the Series or class of Investor Certificateholders or of all Investor Certificateholders.

    (b) By its acceptance of Certificates pursuant to this Agreement, each Certificateholder acknowledges and agrees that any request, demand, authorization, direction, notice, consent, waiver or other act by the Holder of a Certificate shall bind the Holder and every subsequent Holder of the Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by Trustee or Servicer in reliance thereon, whether or not notation of the action is made upon such Certificate.

    (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, the action shall become effective when the instrument or instruments are delivered to Trustee and, when required, to Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of Trustee and Servicer, if made in the manner provided in this section.

    (d) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner that Trustee deems sufficient.

    SECTION 13.3     Limitation on Rights of Certificateholders.
                     ------------------------------------------

    (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall the death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

    (b) No Certificateholder shall have any right to vote (except as expressly provided otherwise in this Agreement) or in any manner otherwise to control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

    (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Transaction Documents (except to the extent any related Certificate Purchase Agreement creates independent and non-duplicative rights), unless the Certificateholder previously shall have given to Trustee, and unless the Required Person shall have made, written request upon Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provisions of a Transaction Document to affect, disturb or prejudice the rights of any other Investor Certificateholder, or to obtain or seek to obtain priority over or preference to any such other Investor Certificateholder, except to the extent provided in the Transaction Documents, or to enforce any right under the Transaction Documents, except in the manner herein provided and for the equal, ratable and common benefit of, all Investor Certificateholders (subject to the priorities set forth in the Transaction Documents). For the protection and enforcement of the provisions of this section, each and every Certificateholder and Trustee shall be entitled to such relief as can be given either at law or in equity.

    (d) By their acceptance of Certificates pursuant to this Agreement, the Certificateholders agree to the provisions of this section.

    SECTION 13.4     Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SECTION 13.5     Notices.  All demands, notices, instructions and
                     -------
communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, four Business Days after mailing if mailed by certified mail, return receipt requested, or sent by facsimile transmission
(a) in the case of Transferor, to its address set forth below its signature hereto, (b) in the case of Servicer, to its address set forth below its signature hereto, (c) in the case of the Verification Company, to its address set forth below its signature hereto, and (d) in the case of Trustee, the Paying Agent or the Transfer Agent and Registrar, to the address of Trustee set forth on the signature pages hereof; or, as to each party, at such other address or facsimile number as shall be designated by it in a written notice to each other party given in accordance with this section. Any notice required or permitted to be mailed to a Certificateholder shall be sent by first-class mail, postage prepaid, to the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given on the fourth Business Day after the notice is so mailed, whether or not a Certificateholder receives the notice.

    SECTION 13.6     Severability of Provisions.  If any one or more of the
                     --------------------------
covenants, agreements, provisions or terms of this Agreement or any of the other Transaction Documents shall for any reason whatsoever be held invalid, then the unenforceable covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or the other Transaction Documents (as applicable) and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Certificates or any of the other Transaction Documents or the rights of the Certificateholders.

    SECTION 13.7       Certificates Nonassessable and Fully Paid.  Except to the
                       -----------------------------------------
extent otherwise expressly provided in Section 7.3 with respect to Transferor,
                                       -----------
it is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by Trustee pursuant to Section 6.2 are
                                                                -----------
and shall be deemed fully paid.

    SECTION 13.8     Nonpetition Covenant.  Notwithstanding any prior
                     --------------------
termination of this Agreement, each of Trustee, Servicer, Transferor, the Paying Agent, the Authenticating Agent, the Transfer Agent and Registrar, and each Investor Certificateholder by its acceptance of a Certificate, agrees that it shall not, with respect to the Trust or Transferor, institute or join any other Person in instituting any proceeding of the type referred to in the definition of "Bankruptcy Event" so long as any Certificates issued by the Trust shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Certificates shall have been outstanding. The foregoing shall not limit the right of Servicer, Transferor, the Paying Agent, the Authenticating Agent, the Transfer Agent and Registrar and any Certificateholder to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against Transferor or the Trust by any other Person.

    SECTION 13.9     No Waiver; Cumulative Remedies.  No failure to exercise
                     ------------------------------
and no delay in exercising, on the part of Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and are not exhaustive of any rights, remedies, powers and privileges provided by law.

    SECTION 13.10     Counterparts.  This Agreement may be executed in any
                      ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

    SECTION 13.11     Third-Party Beneficiaries.  This Agreement will inure to
                      -------------------------
the benefit of and be binding upon the parties hereto and the Certificateholders and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, nothing contained in this Agreement shall confer any rights upon any Person that is not a party to, or a permitted assignee of a party to, this Agreement.

    SECTION 13.12     Integration.  This Agreement and the other Transaction
                      -----------
Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

    SECTION 13.13     Binding Effect; Assignability; Survival of Provisions.
                      -----------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of Transferor, Servicer, the Verification Company and Trustee and their respective successors and permitted assigns; provided, that Transferor shall not delegate any of its obligations hereunder. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the termination of the Trust pursuant to Section 12.1. The rights and remedies with respect to (a) any breach
            ------------
of any representation and warranty made by Transferor in Section 2.4 or Section
                                                         -----------    -------
7.1, (b) any breach of any representation and warranty made by Servicer in
---
Section 8.1, and (c) the indemnification and payment provisions in Sections 3.9,
-----------                                                        ------------
7.3, 8.4, 8.10, 11.5 and 12.2(b) shall be continuing and shall survive any
---  ---  ----  ----     -------
termination of this Agreement.

    SECTION 13.14     Recourse to Transferred Assets.  The Certificates do not
                      ------------------------------
represent an obligation of, or an interest in, Transferor, Seller, Servicer, Trustee or any Affiliate of any of them. Except as expressly provided otherwise in this Agreement, the Certificates are limited in right of payment to the Transferred Assets.

    SECTION 13.15     SUBMISSION TO JURISDICTION.  EACH PARTY HERETO HEREBY
                      --------------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (A) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN THE STATE OR FEDERAL COURT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF THE ACTION OR PROCEEDING.

    AS AN ALTERNATIVE METHOD OF SERVICE TO PERSONAL DELIVERY, EACH OF BUYER AND SELLER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES OF THE PROCESS TO BUYER OR SELLER (AS APPLICABLE) AT ITS

ADDRESS SPECIFIED HEREIN. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

    SECTION 13.16       WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES ANY
                        --------------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THE TRANSACTION DOCUMENTS, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTIONS OF ANY OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THE TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Agreement to be executed by their respective officers thereunto duty authorized as of the day and year first above written.

                             WISCONSIN CIRCLE II FUNDING
                               CORPORATION, as Transferor

                             By:      /s/ Edward P. Nordberg, Jr.
                                      ----------------------------
                             Name:    Edward P. Nordberg, Jr.
                                      ----------------------------
                             Title:   Executive Vice President
                                      ----------------------------

                             Address:   2 Wisconsin Circle, Suite 320
                                        Chevy Chase, Maryland  20815
                             Attention: President
                             Telephone: (301) 664-9827
                             Facsimile: (301) 664-9860



                             HCFP FUNDING II, INC., as Servicer

                             By:      /s/ Edward P. Nordberg, Jr.
                                      ----------------------------
                             Name:    Edward P. Nordberg, Jr.
                                      ----------------------------
                             Title:   Executive Vice President
                                      ----------------------------

                             Address:   2 Wisconsin Circle, Suite 320
                                        Chevy Chase, Maryland  20815
                             Attention: President
                             Telephone: (301) 664-9827
                             Facsimile: (301) 664-9860



                             FIRST BANK NATIONAL ASSOCIATION,
                             as Trustee

                             By:
                                      ----------------------------
                             Name:
                                      ----------------------------
                             Title:
                                      ----------------------------

                             Address:
                                        -----------------------------

                                        -----------------------------
                             Telephone:
                                        -----------------------------
                             Facsimile:
                                        -----------------------------

                                    EXHIBITS


EXHIBIT A    Reserved
EXHIBIT B    Form of Class A Certificate
EXHIBIT C    Form of Monthly Servicer's Certificate
EXHIBIT D    Annual Agreed-Upon Procedures
EXHIBIT E    Form of Transferor Certificate
EXHIBIT F    Form of Quarterly Servicer's Certificate
EXHIBIT G    Form of Credit and Collections Policy



                                    APPENDIX

APPENDIX A  Definitions